                       Securities Act File No. 333-44193
               Investment Company Act of 1940 File No. 811-08605

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

     Post-Effective Amendment No. 11                              [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

     Amendment No. 13                                             [X]

                              UAM FUNDS, INC. II
              (Exact Name of Registrant as specified in Charter)

                          c/o UAM Fund Services, Inc.
                       211 Congress Street, 4/th/ Floor
                         Boston, Massachusetts, 02110
                 Registrant's Telephone Number (617) 542-5440
                   (Address of Principal Executive Offices)

                            Michael E. DeFao, Esq.
                                   Secretary
                            UAM Fund Services, Inc.
                       211 Congress Street, 4/th/ Floor
                         Boston, Massachusetts, 02110
                    (Name and Address of Agent for Service)

                                  COPIES TO:
                            Audrey C. Talley, Esq.
                         Drinker, Biddle & Reath, LLP
                               One Logan Square
                           18/th/ and Cherry Streets
                               Philadelphia, PA
                                  19103-6996

It is proposed that this filing become effective (check appropriate box):
     [ ]  Immediately upon filing pursuant to Paragraph (b)
     [X]  on September 28, 1999 pursuant to Paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a) (1)
     [ ]  75 days after filing pursuant to Paragraph (a)(2)
     [ ]  on (date) pursuant to Paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    PART A
                              UAM FUNDS, INC. II

The prospectus of the following fund is included in this Post-Effective Amendment No. 11.

 .    Analytic Defensive Equity Fund Institutional Class Shares
 .    Analytic Enhanced Equity Fund Institutional Class Shares
 .    Analytic International Fund Institutional Class Shares
 .    Analytic Master Fixed Income Fund Institutional Class Shares
 .    Analytic Short-Term Government Fund Institutional Class Shares

                            UAM Funds
                            Funds for the Informed Investor(SM)


Analytic Funds
Institutional Class Prospectus                                September 28, 1999



                                       Analytic Enhanced Equity Fund
                                       Analytic Defensive Equity Fund
                                       Analytic International Fund
                                       Analytic Master Fixed Income Fund
                                       Analytic Short-Term Government Fund

                                               [LOGO OF UAM FUNDS APPEARS HERE]


  The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

 Table Of Contents


Fund Summary ............................................................. 1

 What are the Objectives of the Funds? .................................   1
 What are the Principal Investment Strategies of the Funds? ............   1
 What are the Principal Risks of the Funds? ............................   3
 How have the Funds Performed? .........................................   4
 What are the Fees and Expenses of the Funds? ..........................   7

Investing with the UAM Funds ............................................. 8

 Buying Shares .........................................................   8
 Redeeming Shares ......................................................   9
 Exchanging Shares .....................................................   9
 Transaction Policies ..................................................   9

Account Policies ........................................................ 13

 Small Accounts ........................................................  13
 Distributions .........................................................  13
 Federal Taxes .........................................................  13

Fund Details ............................................................ 15

 Principal Investments and Risks of the Funds ..........................  15
 Other Investment Practices and Strategies .............................  21
 Year 2000 .............................................................  22
 Investment Management .................................................  22
 Shareholder Servicing Arrangements ....................................  23

Financial Highlights .................................................... 25

 Enhanced Equity Fund ..................................................  25
 Defensive Equity Fund .................................................  26
 Master Fixed Income Fund ..............................................  26
 Short-Term Government Fund ............................................  27

 Fund Summary

WHAT ARE THE OBJECTIVES OF THE FUNDS?
-------------------------------------------------------------------------------

  Listed below are the investment objectives of the Analytic Funds. The funds cannot guarantee they will meet their investment objectives. Except for the International Fund, a fund may not change its investment objective without shareholder approval. The International Fund may change its in-vestment objective without shareholder approval.

Enhanced Equity Fund

  The Enhanced Equity Fund seeks above-average total returns through invest-ments in equity securities.

Defensive Equity Fund

  The Defensive Equity Fund seeks to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfo-lio unhedged.

International Fund

  The International Fund seeks above-average total returns through invest-ments in equity securities of companies located in economies outside the United States.

Master Fixed Income Fund

  The Master Fixed Income Fund seeks above-average total returns through in-vestments in a diversified bond portfolio consisting primarily of U.S. government, corporate, and mortgage-related fixed income securities.

Short-Term Government Fund

  The Short-Term Government Fund seeks to provide a high level of income consistent with both low fluctuations in market value and low credit risk.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS?
-------------------------------------------------------------------------------

  This section summarizes the principal investment strategies of the funds. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS."

Enhanced Equity, Defensive Equity and International Funds

  Enhanced Equity Fund

  The Enhanced Equity Fund invests primarily in publicly traded equity secu-rities of corporations whose securities are traded in the U.S. The fund usually invests in medium to large companies (typically companies with market capitalizations over $2 billion).

  Defensive Equity Fund

  The Defensive Equity Fund invests primarily in common stocks on which op-tions are traded on national securities exchanges. The fund may also use options to hedge its investments. By combining stocks and options, the ad-viser tries to create a well-diversified and significantly hedged portfolio.

  International Fund

  The International Fund normally invests at least 65% of its total assets in equity securities of medium to large companies located outside the United States. The fund does not intend to invest in securities of emerg-ing markets.

  Investment Process

  The adviser selects equity securities for these three funds using a pro-prietary system that ranks the stocks according to a mathematical model. Using its system, the adviser believes it can assemble a portfolio of se-curities that is style and sector neutral to achieve a level of diversifi-cation and risk similar to that of its benchmark. A fund is "style neu-tral" if it is similar to its benchmark in terms of exposure to quantifi-able characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its benchmark. The adviser also believes that by using its system a fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

  Each fund may also use derivatives, such as futures contracts, for a vari-ety of purposes, including maintaining full market exposure.

Master Fixed Income Fund

  The Master Fixed Income Fund invests primarily in high-grade debt securi-ties. The fund expects to maintain a duration consistent with the interme-diate sector of the bond market.

Short-Term Government Fund

  The Short-Term Government Fund normally invests at least 80% of its total assets in U.S. government securities. The fund expects to invest in debt securities with maturities of three years or less.

WHAT ARE THE PRINCIPAL RISKS OF THE FUNDS?
-------------------------------------------------------------------------------

  This section summarizes the principal risks associated with investing in the funds. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS."

Risks Common to All Mutual Funds

  As with all mutual funds, at any time your investment in a fund may be worth more or less than the price that you originally paid for it. You may lose money by investing in a fund because:

  . The value of the securities it owns changes, sometimes rapidly and un-predictably.

  . It is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

  .   Unforeseen occurrences in the securities markets negatively affect it.

Enhanced Equity, Defensive Equity and International Funds

  Since these funds invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sud-den, unpredictable drops in value or long periods of decline in value. Eq-uity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

  The funds may also use derivatives, which may be volatile and may magnify their gains or losses, causing the funds to make or lose substantially more money than they invested. The funds attempt to moderate these risks by using derivatives to gain full market exposure or to hedge their in-vestments.

International Fund

  The International Fund invests heavily in foreign equity securities, which can be riskier and more volatile than domestic securities. Adverse politi-cal and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can nega-tively affect investment decisions.

Master Fixed Income and Short-Term Government Funds

  Since the funds invest in debt securities, the value of their investments could fall because:

  .   Of market conditions and economic and political events.

  . Interest rates rise, which tends to cause the value of debt securities to fall.

  . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

HOW HAVE THE FUNDS PERFORMED?
-------------------------------------------------------------------------------

  The bar charts and tables below illustrate how the performance of the funds has varied from year to year and provide some indication of the risks of investing in the funds. The bar charts show the investment re-turns of each fund for each calendar year during the periods indicated. The table following each bar chart compares each fund's average annual re-turns for the periods indicated to those of a broad-based securities mar-ket index. There is no bar chart or table for the International Fund be-cause it does not have a full calendar year of operations. Past perfor-mance does not guarantee future results.

Enhanced Equity Fund

  Calendar Year Returns


                             [GRAPH APPEARS HERE]

           35.36%    22.95%    29.86%    37.82%
------------------------------------------------------------------------
-0.37%
 1994       1995      1996      1997      1998

                    Return  Quarter Ended
  ---------------------------------------
   Highest Quarter  20.49%    12/31/98
  ---------------------------------------
   Lowest Quarter   -8.00%     9/30/98

Average Annual Returns For Periods Ended 12/31/98

                         1 Year  5 Years Since 6/30/93
  ----------------------------------------------------
   Enhanced Equity Fund  37.82%   24.33%     22.76%
  ----------------------------------------------------
   S&P 500 Index         28.60%   24.05%     22.81%

Defensive Equity Fund

  Calendar Year Returns


                              [GRAPH APPEARS HERE]

   17.74%  1.54%  13.29%  6.17%  6.73%  2.47%  21.52%  15.66%  19.11%  28.89%
  ---------------------------------------------------------------------------
    1989   1990    1991   1992   1993   1994    1995    1996    1997    1998

                    Return  Quarter Ended
  ---------------------------------------
   Highest Quarter  16.32%    12/31/98
  ---------------------------------------
   Lowest Quarter   -7.38%     9/30/90

  Average Annual Returns for Periods Ended 12/31/98

                          1 Year  5 Years 10 Years
  ------------------------------------------------
   Defensive Equity Fund  28.89%   17.21%  13.01%
  ------------------------------------------------
   S&P 500 Index          28.60%   24.05%  19.19%

Master Fixed Income Fund

  Calendar Year Returns


                              [GRAPH APPEARS HERE]

                 -1.04%     16.43%     5.69%    10.04%     3.80%
              ---------------------------------------------------
                   1994       1995      1996      1997      1998

                    Return  Quarter Ended
  ---------------------------------------
   Highest Quarter   5.40%     6/30/95
  ---------------------------------------
   Lowest Quarter   -2.76%     3/31/94

  Average Annual Returns For Periods Ended 12/31/98

                                               1 Year 5 Years Since 6/30/93
  -------------------------------------------------------------------------
   Master Fixed Income Fund                     3.80%  6.82%      6.87%
  -------------------------------------------------------------------------
   Lehman Brothers Government/ Corporate Bond
    Index                                       9.47%  7.30%      7.07%
  -------------------------------------------------------------------------
   Lehman Brothers Intermediate Government/
    Corporate Bond Index                        8.42%  6.59%      6.44%

Short-Term Government Fund

  Calendar Year Returns


                              [GRAPH APPEARS HERE]

                      0.00%   10.65%    5.28%    5.54%    7.10%
                -----------------------------------------------
                      1994     1995     1996     1997     1998

                    Return  Quarter Ended
  ---------------------------------------
   Highest Quarter   3.84%     9/30/98
  ---------------------------------------
   Lowest Quarter   -0.97%     3/31/94

  Average Annual Returns For Periods Ended 12/31/98

                                             1 Year 5 Years Since 6/30/93
  -----------------------------------------------------------------------
   Short-Term Government Fund                 7.10%  5.66%      5.53%
  -----------------------------------------------------------------------
   Merrill Lynch 1 to 3 Year Treasury Index   7.00%  5.98%      5.76%

WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?
-------------------------------------------------------------------------------

Annual Fund Operating Expenses (Expenses that are Deducted From the Assets of a Fund)

  This table describes the fees and expenses that you may pay if you buy and hold shares of a fund.

                     Enhanced Defensive
                      Equity   Equity   Int'l Master Fixed Short-Term
                       Fund     Fund    Fund  Income Fund  Gov't Fund
  -------------------------------------------------------------------
   Management Fees    0.60%     0.60%   1.00%    0.45%       0.30%
  -------------------------------------------------------------------
   Other Expenses+    0.67%     0.60%   0.93%    2.74%       2.43%
  -------------------------------------------------------------------
   Total Expenses*+   1.27%     1.20%   1.93%    3.19%       2.73%

  + The funds have estimated their "Other Expenses" and "Total Expenses" for the fiscal year ended 12/31/99. The International Fund based its estimates on the assumption that its average daily net assets were $25 million.

  * Estimated Fees and Expenses The funds expect the percentages stated in the table above to be higher than the expenses you are expected to pay. Due to certain expense limits by the adviser and expense offsets, in-vestors in the fund are expected to pay the total operating expenses listed in the table below. Each fund expects its fee waiver/expense re-imbursement arrangement to remain in effect for the current fiscal year; however, the adviser, at its option, may end such arrangements at any time.

                        Enhanced Defensive
                         Equity   Equity   Int'l  Master Fixed Short-Term
                          Fund     Fund    Fund   Income Fund  Gov't Fund
    ---------------------------------------------------------------------
     Expected Expenses    0.99%    0.99%   1.30%      0.80%       0.60%

Example

  This example can help you to compare the cost of investing in a fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the to-tal expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year 3 Years 5 Years 10 Years
  ------------------------------------------------------------
   Enhanced Equity Fund         $129   $403   $  697   $1,534
  ------------------------------------------------------------
   Defensive Equity Fund        $122   $381   $  660   $1,455
  ------------------------------------------------------------
   International Fund           $196   $606      N/A      N/A
  ------------------------------------------------------------
   Master Fixed Income Fund     $322   $983   $1,669   $3,494
  ------------------------------------------------------------
   Short-Term Government Fund   $276   $847   $1,445   $3,061

 Investing with the UAM Funds



BUYING SHARES
--------------------------------------------------------------------------------

                     To open an account           To buy more shares
  ---------------------------------------------------------------------------
  By Mail            Send a check or money        Send a check and, if pos-
                     order and your account       sible, the "Invest by
                     application to the UAM       Mail" stub that accompa-
                     Funds. Make checks pay-      nied your statement to the
                     able to "UAM Funds"          UAM Funds. Be sure your
                     (the UAM Funds will not      check identifies clearly
                     accept third-party           your name, account number
                     checks).                     and the UAM Fund into
                                                  which you want to invest.

  ---------------------------------------------------------------------------
  By Wire            Call toll free 1-877-        Call toll free 1-877-826-
                     826-5465 for an account      5465 to get a wire control
                     number and wire control      number and wire your money
                     number and then send         to the UAM Funds.
                     your completed account
                     application to the UAM
                     Funds.

                                        Wiring Instructions
                                       United Missouri Bank
                                          ABA # 101000695
                                             UAM Funds
                                      DDA Acct. # 9870964163
                                Ref: portfolio name/account number/
                                 account name/wire control number

  ---------------------------------------------------------------------------
  By Automatic Investment Plan (Via ACH)
                     You may not open an ac-      To set up a plan, mail a
                     count via ACH.               completed application to
                                                  the UAM Funds. To cancel
                                                  or change a plan, write to
                                                  the UAM Funds. Allow up to
                                                  15 days to create the plan
                                                  and 3 days to cancel or
                                                  change it.

  ---------------------------------------------------------------------------
  Minimum Investments$2,500--regular account      $100
                     $500--IRAs
                     $250--spousal IRAs

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

REDEEMING SHARES
-------------------------------------------------------------------------------

  By Mail Send a letter signed by all registered parties on the ac-count to the UAM Funds specifying:

                   .   The UAM Fund.

                   .   The account number.

                   . The dollar amount or number of shares you wish to re-deem.

                   Certain shareholders may need to include additional docu-ments to redeem shares. Please see the Statement of Addi-tional Information (SAI) if you need more information.

  ---------------------------------------------------------------------------
  By Telephone     You must first establish the telephone redemption privi-
                   lege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account appli-cation.

                   Call toll free 1-877-826-5465 to redeem your shares. Based on your instructions, the UAM Funds will mail your pro-ceeds to you or wire them to your bank.

  ---------------------------------------------------------------------------
  By Systematic Withdrawal Plan (Via ACH)
                   If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to your financial institution.

                   To participate in this service, you must complete the ap-propriate sections of the account application and mail it to the UAM Funds.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives and accepts your order. The funds calculate their NAVs as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day. The UAM Funds are open for busi-ness on the same days as the NYSE, which is closed on weekends and certain holidays.

  Securities that are traded on foreign exchanges may trade on days when the UAM Funds do not calculate their NAVs. Consequently, the value of the UAM Funds may change on days when you are unable to purchase or redeem shares.

  Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

Calculating NAV

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use market prices to value their investments. Investments that do not have readily available market prices are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock ex-change closing prices) unreliable. The UAM Funds may use a pricing service to value some of their assets, such as debt securities.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Payment of Redemption Proceeds

  The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption pro-ceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a cer-tified check, bank check or money order.

Signature Guarantee

  You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that reg-istered on the account, or (2) you request a transfer of your shares.

  You may obtain a signature guarantee from most banks, savings institu-tions, securities dealers, national securities exchanges, registered secu-rities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone that it reasonably believes to be genuine.

Rights Reserved by the UAM Funds

  Purchases

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares.

  .   Reject any purchase order.

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.)

  Redemptions

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the NYSE is restricted.

  .   The SEC allows the UAM Funds to delay redemptions.

  Exchanges

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .   Reject any request for an exchange.

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

 Account Policies



SMALL ACCOUNTS
-------------------------------------------------------------------------------

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts.

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS
-------------------------------------------------------------------------------

  Normally, the Enhanced Equity and Defensive Equity Funds distribute their net investment income quarterly. The International Fund normally distrib-utes its net investment income annually. The Master Fixed Income and Short-Term Government Funds accrue dividends daily and pay them monthly to shareholders. In addition, the funds distribute their net capital gains once a year. The UAM Funds will automatically reinvest dividends and dis-tributions in additional shares of the fund, unless you elect on your ac-count application to receive them in cash.

FEDERAL TAXES
-------------------------------------------------------------------------------

  The following is a summary of the federal income tax consequences of in-vesting in these funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

Taxes on Distributions

  The distributions of the funds will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying into a div-idend" and should be avoided.

Taxes on Exchanges and Redemptions

  When you exchange or redeem shares in any UAM Fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between your tax basis in the shares (the cost of your shares) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

  To the extent a UAM Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The UAM Funds may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

Backup Withholding

  By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

 Fund Details



PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS
-------------------------------------------------------------------------------

  This section briefly describes the principal investment strategies the funds may employ in seeking their objectives. For more information con-cerning these investment practices and their associated risks, please read the "FUND SUMMARY" and the statement of additional information (SAI). You can find information on each fund's recent strategies and holdings its annual/semi-annual report. Each fund may change these strategies without shareholder approval.

Enhanced Equity, Defensive Equity and International Funds

  Enhanced Equity Fund

  The Enhanced Equity Fund normally invests at least 65% of its total assets in equity securities of corporations whose securities are traded in the U.S. While the fund may invest in companies of any size, it usually in-vests in medium to large companies (typically companies with market capi-talizations over $2 billion). The fund selects investments using the pro-prietary investment process of the adviser described below.

  Defensive Equity Fund

  Through its proprietary investment process, the adviser attempts to create a well-diversified and significantly hedged portfolio by investing in a combination of stocks, debt securities and options. Typically, the fund invests at least 65% of its total assets, and at least 80% of its total assets (taken at current value) excluding cash, cash equivalents and U.S. government securities, in equity securities.

  The fund may use options to protect the values of its investments against changes resulting from market conditions (hedging). The adviser bases its hedging decisions on estimates of the fair value and expected contribution made by the position to the overall expected return of the portfolio.

  The fund expects to obtain total return from the following sources:

  . Net realized capital gains and changes in unrealized capital apprecia-tion, if any.

  .   Dividends and interest income received from investments of the fund.

  .   Net profits from futures and options.

  International Fund

  The fund normally invests at least 65% of its total assets in equity secu-rities of companies located outside the United States. The fund does not intend to invest in securities of emerging markets. The fund may also en-gage in over the-counter swap contracts and foreign currency exchange con-tracts to protect the fund against a change in the price of a security and changes in foreign exchange rates. While the fund may invest in companies of any size, it usually invests in medium to large companies. The adviser selects investments for the fund using the proprietary investment process of the adviser described below.

Investment Process

  The adviser uses a proprietary system that it believes can assemble a portfolio of securities that is style neutral and sector neutral, and con-sistently outperforms traditional strategies that focus on a single style, such as value or growth. A fund is "style neutral" if it is similar to its benchmark in terms of exposure to quantifiable characteristics such as av-erage market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its benchmark. The adviser begins the stock selection process by using a proprietary system to rank stocks according to their one-month expected return. The adviser's system is based on a sophisticated mathe-matical model with several variables that the adviser believes determine a stock's intrinsic (or true) value, such as its relative valuation, price momentum, company fundamentals, liquidity and risk.

  Based on its rankings, the adviser then uses an optimization process to select securities that will:

  .   Maximize expected returns for the fund.

  .   Minimize expected volatility relative to its benchmark.

  . Diversify the assets of the fund among the various countries, indus-tries, sectors, and individual securities.

  The adviser also monitors the stocks held by the fund on a real-time basis using its proprietary portfolio management system for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. The adviser sells securities only when it believes the incremental return from the sale exceeds the associated transaction costs.

  Each fund may use futures contracts for a variety of purposes, including:

  .   Reducing transaction costs;

  .   Managing cash flows; and

  . Maintaining full market exposure, which, in the case of the Enhanced Equity and Defensive Equity Funds, means adjusting the characteristics of their investments to more closely approximate those of its bench-mark. In the case of the International Fund, maintaining full market exposure means adjusting its exposure to the various countries repre-sented in its benchmark.

Equity Securities

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, pre-ferred stocks, convertible securities, rights and warrants.

  Equity securities may lose value because of factors affecting the securi-ties markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor perfor-mance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

Foreign Securities

  Each of these funds may invest directly in equity securities of companies located outside the United States and in American Depositary Receipts
  (ADRs), European Depositary Receipts (EDRs) and other similar global in-struments. However, Enhanced Equity and Defensive Equity Fund may only in-vest up to 20% of their assets in such securities. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by de-pository banks and generally trade on an established market in the United States or elsewhere. EDRs are similar to ADRs, except that European Banks or trust companies typically issue them. Although ADRs and EDRs are alter-natives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

  Foreign equity and fixed income securities, foreign currencies, and secu-rities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. in-vestments.

  Local political, economic, regulatory or social instability, military ac-tion or unrest, or adverse diplomatic developments may affect the value of foreign investments. A foreign government may act adversely to the inter-ests of U.S. investors. Such actions may include expropriation or nation-alization of assets, confiscatory taxation and other restrictions on U.S. investment.

  The funds may purchase non-U.S. securities, which involves risks associ-ated with such securities not denominated in and not paying cash flows in U.S. dollars. The funds intend to mitigate those risks by engaging in such currency hedging transactions as the manager deems necessary, including hedging the foreign currency value of the securities back into U.S. dol-lars and translating any gains, losses, income or expenses back into U.S. dollars. These currency hedging transactions may include foreign exchange transactions, as well as foreign currency futures, currency options, and currency swap contracts. A fund may, however, at its discretion choose to leave certain foreign assets unhedged if, in the opinion of the fund's management team, the anticipated movement in currencies favors such a po-sition.

  Since a fund's net asset value is denominated in U.S. dollars, changes in foreign currency rates and in exchange control regulations may positively or negatively affect the value of its securities. In January 1999, certain European nations began to use the new European common currency, called the Euro. The nations that use the Euro have the same monetary policy regard-less of their domestic economy, which could have adverse effects on those economies. In addition, difficulties in converting to the Euro could nega-tively affect foreign investments.

  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those are in the United States. Securities of some foreign issuers may be less liquid and more volatile than securi-ties of comparable U.S. issuers. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than the costs associated with U.S. investments.

  Foreign countries generally have different legal systems and different regulations concerning financial disclosure, accounting and auditing stan-dards than the United States. This could make corporate financial informa-tion more difficult to obtain or understand and less reliable than infor-mation about U.S. companies.

Derivatives

  Generally, a derivative is a transaction whose value is "derived' from the value of an underlying asset, interest rate, exchange rate, stock index or other measures. The funds may use derivatives such as options, futures, swaps, and foreign currency exchange contracts. A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a security at an agreed upon price and time. Swap transactions obligate two parties to exchange, or swap, a se-ries of cash flows at specified dates. Foreign currency exchange contracts involve an obligation to purchase or sell a specific amount of currency at a future date at a specific price.

  There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price move-ments in the derivatives it buys or sells. A fund could be negatively af-fected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

  The lack of a liquid secondary market for a derivative may prevent the fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

  The funds do not expect their use of derivatives to result in leverage. However, since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immedi-ate and substantial loss or gain to the fund. Derivatives are often more volatile than other investments and the fund may lose more in the deriva-tive than it originally invested in it.

Master Fixed Income and Short-Term Government Funds

  Master Fixed Income Fund

  Normally, The Master Fixed Income Fund invests at least 65% of its total assets in U.S. dollar denominated investment-grade securities. Investment-grade debt securities are debt securities that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top three rating categories at the time of purchase. The fund expects to maintain a duration consistent with the intermediate sector of the bond market.

  Short-Term Government Fund

  To minimize credit risk, the Short-Term Government Fund will normally in-vest at least 80% of its total assets in U.S. government securities. The fund may invest the remainder of its assets in investment-grade debt secu-rities. To minimize fluctuations in market value, the fund expects to in-vest in debt securities with maturities of three years or less.

Investment Process

  The adviser constructs each fund to match its benchmark with respect to duration, maturity and quality. In addition, the adviser tries to add value over the benchmark by using a disciplined quantitative approach to forecast short-term interest rates and shifts in the yield curve of U.S. Treasury securities.

Debt Securities

  A debt security is an interest bearing security that corporations and gov-ernments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by corpo-rations and the U.S. government and its agencies, mortgage-backed and as-set-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), commercial paper and certifi-cates of deposit.

  The concept of duration is useful in assessing the sensitivity of an in-come fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by esti-mating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt se-curity will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more af-fected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mort-gage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behav-ior can negatively affect the performance of a fund by shortening or lengthening its average maturity and, thus, reducing its effective dura-tion. The unexpected timing of mortgage-backed and asset-backed prepay-ments caused by changes in interest rates may also cause the fund to rein-vest its assets at lower rates, reducing the yield of the fund.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is pur-chased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to the principal investments described above, the funds may invest in foreign securities and may deviate from their investment strate-gies from time to time. They may also employ investment practices that are not described in this prospectus, such as repurchase agreements, when-is-sued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these investment prac-tices and their risks, you should read the SAI.

Foreign Securities

  Master Fixed Income and Short-Term Government Funds may each invest up to 20% of its total assets in foreign securities. As described above foreign securities can be riskier and more volatile than domestic securities. For more information, see "Foreign Securities" under the heading "PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS" and the SAI.

Short-Term Investing

  At times, the adviser may decide to suspend temporarily the normal invest-ment activities of a fund by investing up to 100% of its assets in a vari-ety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a fund's shares that may result from adverse market, economic, political or other developments.

  When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.

Portfolio Turnover

  The funds may buy and sell investments relatively often because the funds may need to adjust their holdings in response to market volatility. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a fund. Shareholders must pay tax on such capital gains.

YEAR 2000
-------------------------------------------------------------------------------

  Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Conse-quently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in gen-eral. The year 2000 issue affects all companies and organizations, includ-ing those that provide services to the UAM Funds and those in which the UAM Funds invest. Foreign issuers may be more vulnerable than those lo-cated in the United States to negative effects from year-2000 related problems.

  The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any Fund related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or op-erations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Analytic Investors, Inc., a California corporation located at 700 South Flower St., Suite 2400, Los Angeles, CA 90017, is the investment adviser to each of the funds. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, was founded in 1970 as one of the first independent investment counsel firms specializing in the crea-tion and continuous management of optioned equity and optioned debt port-folios for fiduciaries and other long-term investors. The adviser serves pensions and profit-sharing plans, endowments, foundations, corporate in-vestment portfolios, mutual savings banks and insurance companies.

  Before March 31, 1999, Pilgrim Baxter & Associates, Ltd. was the funds' investment adviser, and Analytic Investors was the sub-adviser to each fund other than the International Fund. The funds will pay Analytic In-vestors at the same rates they paid Pilgrim Baxter, which are set forth in the table below and are expressed as a percentage of average net assets. In addition, Analytic Investors has voluntarily agreed to limit the total expenses of each fund to the amounts listed in the table below. To main-tain these expense limits, the adviser may waive a portion of its manage-ment fee and/or reimburse certain expenses of the funds (excluding inter-est, taxes, brokerage and extraordinary expenses). Each fund expects its fee waiver/expense reimbursement arrangement to remain in effect for the current fiscal year; however, the adviser, at its option, may end such ar-rangements at any time.

                                                                Short-Term
                     Enhanced    Defensive  Int'l  Master Fixed   Gov't
                    Equity Fund Equity Fund Fund   Income Fund     Fund
  ------------------------------------------------------------------------
   Management fees     0.60%       0.60%    1.00%      0.45%       0.30%
  ------------------------------------------------------------------------
   Expenses Limit      0.99%       0.99%    1.30%      0.80%       0.60%

Portfolio Managers

  Teams of the adviser's investment professionals have primary responsibil-ity for the day-to-day management of the funds. For more information on the composition of those teams, including biographies of some of their members, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the UAM Funds that are attribut-able to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal di-rectly with the UAM Funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the UAM Funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The UAM Funds may pay all or part of the fees paid to financial represent-atives. Periodically, the board of the UAM Funds reviews these arrange-ments to ensure that the fees paid are appropriate to the services per-formed. The UAM Funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the UAM Funds.

  The adviser may pay its affiliated companies distribution and marketing services performed with respect to the UAM Funds.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the funds. The financial highlights table comes from the financial statements of each fund and reflects the financial re-sults for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the information presented below for the year ended December 31, 1998 and the financial statements of the funds for the year then ended. The information below for the four years ended December 31, 1997, has been restated to reflect the conversion ratio de-scribed in the footnotes to the tables. Deloitte & Touche LLP audited that information and the related financial statements before the information was restated. PricewaterhouseCoopers LLP audited the table below to verify that the information was converted properly. The 1998 financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 1998 annual report of the funds, which is available upon request.

ENHANCED EQUITY FUND+
-------------------------------------------------------------------------------

                             Six Months
                                Ended
                              June 30,
   Fiscal Year Ended            1999
   December 31,              (Unaudited)  1998    1997    1996    1995   1994
  -----------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Year           $10.90     $8.43   $7.43   $7.95  $6.04   $6.23
  -----------------------------------------------------------------------------
   Income from Investment Operations
    Net Investment Income         0.05      0.06    0.09    0.13   0.14    0.17
    Net Gains or Losses on
     Securities (Realized
     and Unrealized)              1.68      3.07    2.12    1.69   1.98  (0.19)
  -----------------------------------------------------------------------------
    Total From Investment
     Operations                   1.73      3.13    2.21    1.82   2.12  (0.02)
  -----------------------------------------------------------------------------
   Less Distributions
    Dividends (From Net
     Investment Income)            --     (0.06)  (0.09)  (0.13) (0.14)  (0.17)
    Distributions (From
     Capital Gains)                --     (0.59)  (1.10)  (2.20) (0.07)     --
    In Excess of Net
     Investment Income             --     (0.01)  (0.01)     --     --      --
    In Excess of Net
     Realized Gains                --        --   (0.01)  (0.01)    --      --
  -----------------------------------------------------------------------------
    Total Distributions            --     (0.66)  (1.21)  (2.34) (0.21)  (0.17)
  -----------------------------------------------------------------------------
   Net Asset Value, End of
    Year                        $12.63    $10.90   $8.43   $7.43  $7.95   $6.04
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
   Total Return               15.87%**    37.82%  29.86%  22.95% 35.36% (0.37)%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
   Ratios/Supplemental Data
    Net Assets, End of Year
     (Thousands)               $49,501   $33,889  $7,331  $3,519 $2,318  $1,511
    Ratio of Expenses to
     Average Net Assets         1.10%*     1.26%   1.00%   0.91%  0.50%   0.24%
    Ratio of Net Investment
     Income to Average Net
     Assets                      1.00%     0.78%   1.17%   1.53%  2.02%   3.24%
    Portfolio Turnover Rate       149%   297.36% 189.39% 179.47% 10.15%  24.75%

  You can find the text for the footnotes for this fund under the Financial Highlights Table for Short-Term Government Fund.

DEFENSIVE EQUITY FUND#
--------------------------------------------------------------------------------

                             Six Months
                                Ended
                              June 30,
   Fiscal Year Ended            1999
   December 31,              (Unaudited)  1998     1997     1996     1995     1994
  -----------------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Year           $11.77   $ 12.41  $ 13.71  $ 12.64  $ 10.60  $ 11.40
  -----------------------------------------------------------------------------------
   Income from Investment Operations
    Net Investment Income         0.04      0.05     0.12     0.19     0.23     0.30
    Net Gains or Losses on
     Securities (Realized
     and Unrealized)              1.97      3.05     2.49     1.78     2.04    (0.02)
  -----------------------------------------------------------------------------------
    Total From Investment
     Operations                   2.01      3.10     2.61     1.97     2.27     0.28
  -----------------------------------------------------------------------------------
   Less Distributions
    Dividends (From Net
     Investment Income)            --      (0.05)   (0.12)   (0.19)   (0.23)   (0.30)
    Distributions (From
     Capital Gains)                --      (3.69)   (3.79)   (0.71)     --     (0.78)
  -----------------------------------------------------------------------------------
    Total Distributions            --      (3.74)   (3.91)   (0.90)   (0.23)   (1.08)
  -----------------------------------------------------------------------------------
   Net Asset Value, End of
    Year                        $13.78   $ 11.77  $ 12.41  $ 13.71  $ 12.64  $ 10.60
  -----------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------
   Total Return               17.08%**    28.89%   19.11%   15.66%   21.52%    2.47%
  -----------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------
   Ratios/Supplemental Data
    Net Assets, End of Year
     (Thousands)               $66,690   $56,021  $46,286  $52,484  $42,648  $48,254
    Ratio of Expenses to
     Average Net Assets          1.11%     1.38%    1.30%    1.23%    1.22%    1.10%
    Ratio of Net Investment
     Income to Average Net
     Assets                      0.72%     0.40%    0.75%    1.43%    1.87%    3.45%
    Portfolio Turnover Rate       161%   299.28%   75.41%   43.17%   32.37%   48.71%


MASTER FIXED INCOME FUND+
--------------------------------------------------------------------------------

                             Six Months
                                Ended
                              June 30,
   Fiscal Year Ended            1999
   December 31,              (Unaudited)  1998    1997    1996     1995     1994
  ---------------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Year             $9.81  $10.00  $11.62  $ 11.78  $ 10.75  $ 11.61
  ---------------------------------------------------------------------------------
   Income from Investment
    Operations
    Net Investment Income          0.23    0.51    0.67     0.66     0.69     0.72
    Net Gains or Losses on
     Securities (Realized
     and Unrealized)              (0.45)  (0.14)   0.46    (0.01)    1.03    (0.85)
  ---------------------------------------------------------------------------------
    Total From Investment
     Operations                   (0.22)   0.37    1.13     0.65     1.72    (0.13)
  ---------------------------------------------------------------------------------
   Less Distributions
    Dividends (From Net
     Investment Income)           (0.23)  (0.51)  (0.67)   (0.66)   (0.69)   (0.72)
    Distributions (From
     Capital Gains)                 --    (0.05)  (1.98)   (0.14)     --     (0.01)
    In Excess of Net
     Realized Gain                  --      --    (0.10)   (0.01)     --       --
  ---------------------------------------------------------------------------------
    Total Distributions           (0.23)  (0.56)  (2.75)   (0.81)   (0.69)   (0.73)
  ---------------------------------------------------------------------------------
   Net Asset Value, End of
    Year                          $9.36  $ 9.81  $10.00  $ 11.62  $ 11.78  $ 10.75
  ---------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------
   Total Return               (2.21)%**   3.80%  10.04%    5.69%   16.43%  (1.04)%
  ---------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------
   Ratios/Supplemental Data
    Net Assets, End of Year
     (Thousands)                 $5,749  $4,954  $5,712  $28,926  $24,868  $ 6,155
    Ratio of Expenses to
     Average Net Assets          0.93%*   1.07%   0.90%    0.72%    0.69%    0.60%
    Ratio of Net Investment
     Income to Average Net
     Assets                      4.97%*   5.06%   5.60%    5.66%    5.99%    7.16%
    Portfolio Turnover Rate         10%  98.26%  39.98%   21.95%   31.82%   44.30%

  You can find the footnotes for these funds on the next page.

SHORT-TERM GOVERNMENT FUND+
-------------------------------------------------------------------------------

                             Six Months
                                Ended
                              June 30,
   Fiscal Year Ended            1999
   December 31,              (Unaudited)  1998    1997    1996    1995     1994
  --------------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Year           $10.10   $ 9.97  $ 9.99  $10.14  $  9.70  $ 10.19
  --------------------------------------------------------------------------------
   Income from Investment Operations
    Net Investment Income         0.29     0.56    0.56    0.63     0.57     0.49
    Net Gains or Losses on
     Securities (Realized
     and Unrealized)             (0.20)    0.14   (0.02)  (0.10)    0.44    (0.49)
  --------------------------------------------------------------------------------
    Total From Investment
     Operations                   0.09     0.70    0.54    0.53     1.01     0.00
  --------------------------------------------------------------------------------
   Less Distributions
    Dividends (From Net
     Investment Income)          (0.28)   (0.56)  (0.56)  (0.67)   (0.57)   (0.49)
    In Excess of Net
     Investment Income             --     (0.01)    --      --       --       --
    Return of Capital              --       --      --    (0.01)     --       --
  --------------------------------------------------------------------------------
    Total Distributions          (0.28)   (0.57)  (0.56)  (0.68)   (0.57)   (0.49)
  --------------------------------------------------------------------------------
   Net Asset Value, End of
    Year                         $9.91   $10.10  $ 9.97  $ 9.99  $ 10.14  $  9.70
  --------------------------------------------------------------------------------
  --------------------------------------------------------------------------------
   Total Return                0.85%**    7.10%   5.54%   5.28%   10.65%    0.00%
  --------------------------------------------------------------------------------
  --------------------------------------------------------------------------------
   Ratios/Supplemental Data
    Net Assets, End of Year
     (Thousands)                $4,665   $5,259  $2,978  $1,008  $27,880  $24,481
    Ratio of Expenses to
     Average Net Assets         0.78%*    0.84%   0.60%   0.56%    0.50%    0.45%
    Ratio of Net Investment
     Income to Average Net
     Assets                     5.77%*    5.43%   5.57%   5.99%    5.76%    5.37%
    Portfolio Turnover Rate        37%   25.19%  33.50%  31.48%   10.15%    3.21%

   * Annualized
  ** Not annualized
  Amounts designated as "--" are either $0 or have been rounded to $0.
  + The information set forth in these tables for the periods prior to July
    27, 1998 is the financial data of the Enhanced Equity Fund, Master Fixed Income Fund and Short-Term Government Fund, each a series of a predecessor company, The Analytic Series Fund, Inc. Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund and Analytic Short-Term Government acquired the assets and assumed the liabilities of the En-hanced Equity Fund, Master Fixed Income Fund and Short-Term Government Fund of the Analytic Series Fund, Inc. on July 27, 1998. The net asset value at the beginning of each period and the changes in net asset val-ues including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratios on the date of reorganization as follows: 0.61425 for the Ana-lytic Enhanced Equity Fund, 1.1312 for the Analytic Master Fixed Income Fund and 1.0162 for the Analytic Short-Term Government Fund.
  # The information set forth in this table for the periods prior to August
    31, 1998 is the financial data of the Defensive Equity Portfolio of An-alytic Optioned Equity Fund, Inc. Analytic Defensive Equity Fund ac-quired the assets and assumed the liabilities of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. on August 31, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each pe-riod through the date of reorganization have been restated to reflect the conversion ratio of 0.95328 on the date of reorganization for the Analytic Defensive Equity Fund.

 Portfolio Codes



  The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get ad-ditional information.

                                      Trading                 CUSIP                 Fund
                                      Symbol                 Number                 Codes
  ---------------------------------------------------------------------------------------
   Enhanced Equity Fund                ANEEX                90255P206                791
  ---------------------------------------------------------------------------------------
   Defensive Equity Fund               ANDEX                90255P107                794
  ---------------------------------------------------------------------------------------
   International Fund                  None                 90255P503                795
  ---------------------------------------------------------------------------------------
   Master Fixed Income Fund            ANFIX                90255P305                792
  ---------------------------------------------------------------------------------------
   Short-Term Government Fund          ANSTX                90255P404                793

Analytic Funds

  For investors who want more information about the funds, the following documents are available upon request.

Annual Reports

  The annual report of the funds provides additional information about their investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Analytic Funds during the last fiscal year.

Statement of Additional Information

  The SAI contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus. Invest-ors can receive free copies of these materials, request other information about the UAM Funds and make shareholder inquiries by writing to or call-ing:

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com


  For a fee, you can get the reports of the funds and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free on the SEC's Internet site at http://www.sec.gov.

  The funds' Investment Company Act of 1940 file number is 811-08605.


[UAM LOGO APPEARS HERE]

                                    PART B
                              UAM FUNDS, INC. II

The Statement of Additional Information of the following fund is included in this Post-Effective Amendment No. 11.

 .    Analytic Defensive Equity Fund Institutional Class Shares
 .    Analytic Enhanced Equity Fund Institutional Class Shares
 .    Analytic International Fund Institutional Class Shares
 .    Analytic Master Fixed Income Fund Institutional Class Shares
 .    Analytic Short-Term Government Fund Institutional Class Shares

                              UAM Funds, Inc. II
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)



                                Analytic Funds
                         Analytic Enhanced Equity Fund
                        Analytic Defensive Equity Fund
                          Analytic International Fund
                       Analytic Master Fixed Income Fund
                      Analytic Short-Term Government Fund


                          Institutional Class Shares

                      Statement of Additional Information
                              September 28, 1999





This statement of additional information is not a prospectus. However, you should read it in conjunction with the prospectus of the funds dated September 28, 1999, as supplemented from time to time. You may obtain the fund's prospectuses by contacting the fund at the address listed above.

Table Of Contents

I:  Portfolio Summaries                                                                I-1
    Analytic Defensive Equity Fund.................................................    I-2
      What Investment Strategies May The Portfolio Use?............................    I-2
      What Are The Investment Policies Of The Portfolio?...........................    I-2
      Who Is The Investment Adviser Of The Portfolio?..............................    I-3
      How Much Does The Portfolio Pay For Administrative Services?.................    I-5
      Who are the Principal Holders of the Securities of the Portfolio?............    I-5
      What Was The Portfolio's Performance As Of Its Most Recent Fiscal Year End?..    I-6
      What Were The Expenses Of The Portfolio?.....................................    I-6
    Analytic Enhanced Equity Fund..................................................    I-7
      What Investment Strategies May The Portfolio Use?............................    I-7
      What Are The Investment Policies Of The Portfolio?...........................    I-7
      Who Is The Investment Adviser Of The Portfolio?..............................    I-9
      How Much Does The Portfolio Pay For Administrative Services?.................   I-10
      Who are the Principal Holders of the Securities of the Portfolio?............   I-10
      What Was The Portfolio's Performance As Of Its Most Recent Fiscal Year End?..   I-10
      What Were The Expenses Of The Portfolio?.....................................   I-11
    Analytic International Fund....................................................   I-12
      What Investment Strategies May The Portfolio Use?............................   I-12
      What Are The Investment Policies Of The Portfolio?...........................   I-12
      Who Is The Investment Adviser Of The Portfolio?..............................   I-14
      How Much Does The Portfolio Pay For Administrative Services?.................   I-14
    Analytic Master Fixed Income Fund..............................................   I-16
      What Investment Strategies May The Portfolio Use?............................   I-16
      What Are The Investment Policies Of The Portfolio?...........................   I-16
      Who Is The Investment Adviser Of The Portfolio?..............................   I-18
      How Much Does The Portfolio Pay For Administrative Services?.................   I-19
      Who are the Principal Holders of the Securities of the Portfolio?............   I-19
      What Was The Portfolio's Performance As Of Its Most Recent Fiscal Year End?..   I-19
      What Were The Expenses Of The Portfolio?.....................................   I-20
    Analytic Short-Term Government Fund............................................   I-21
      What Investment Strategies May The Portfolio Use?............................   I-21
      What Are The Investment Policies Of The Portfolio?...........................   I-21
      Who Is The Investment Adviser Of The Portfolio?..............................   I-23
      How Much Does The Portfolio Pay For Administrative Services?.................   I-23
      Who are the Principal Holders of the Securities of the Portfolio?............   I-24
      What Was The Portfolio's Performance As Of Its Most Recent Fiscal Year End?..   I-24
      What Were The Expenses Of The Portfolio?.....................................   I-24
II: The UAM Funds in Detail                                                           II-1
    Description of Permitted Investments...........................................   II-2
      Debt Securities..............................................................   II-2
      Derivatives..................................................................   II-8
      Equity Securities............................................................  II-16
      Foreign Securities...........................................................  II-17
      Investment Companies.........................................................  II-21
      Repurchase Agreements........................................................  II-21
      Restricted Securities........................................................  II-21
      Securities Lending...........................................................  II-22
      Short Sales..................................................................  II-22
      When-Issued, Forward Commitment and Delayed Delivery Transactions............  II-23
    Management Of The Fund.........................................................  II-24
    Investment Advisory and Other Services.........................................  II-25
      Investment Adviser...........................................................  II-25

      Distributor..................................................................  II-26
      Administrative Services......................................................  II-26
      Custodian....................................................................  II-28
      Independent Public Accountant................................................  II-28
    Brokerage Allocation and Other Practices.......................................  II-28
      Selection of Brokers.........................................................  II-28
      Simultaneous Transactions....................................................  II-28
      Brokerage Commissions........................................................  II-29
    Capital Stock and Other Securities.............................................  II-29
      The Fund.....................................................................  II-29
      Description Of Shares And Voting Rights......................................  II-29
      Dividends and Capital Gains Distributions....................................  II-30
    Purchase, Redemption and Pricing of Shares.....................................  II-30
      Net Asset Value Per Share....................................................  II-30
      Purchase of Shares...........................................................  II-31
      Redemption of Shares.........................................................  II-32
      Exchange Privilege...........................................................  II-34
      Transfer Of Shares...........................................................  II-34
    Performance Calculations.......................................................  II-34
      Total Return.................................................................  II-34
      Yield........................................................................  II-35
      Comparisons..................................................................  II-35
    Financial Statements...........................................................  II-36
III: Glossary                                                                        III-1
IV: Appendix A --  Description of Securities and Ratings                              IV-1
    Moody's Investors Service, Inc.................................................   IV-2
      Preferred Stock Ratings......................................................   IV-2
      Debt Ratings - Taxable Debt & Deposits Globally..............................   IV-2
      Short-Term Prime Rating System - Taxable Debt & Deposits Globally............   IV-3
    Standard & Poor's Ratings Services.............................................   IV-4
      Preferred Stock Ratings......................................................   IV-4
      Long-Term Issue Credit Ratings...............................................   IV-4
      Short-Term Issue Credit Ratings..............................................   IV-5
    Duff & Phelps Credit Rating Co.................................................   IV-6
      Long-Term Debt and Preferred Stock...........................................   IV-6
      Short-Term Debt..............................................................   IV-7
    Fitch IBCA Ratings.............................................................   IV-7
      International Long-Term Credit Ratings.......................................   IV-7
V: Appendix B - Comparisons                                                            V-1
VI: Portfolio Management Teams                                                        VI-1

                            I:  Portfolio Summaries

Analytic Defensive Equity Fund


WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
--------------------------------------------------------------------------------

  The portfolio may use the securities and investment strategies listed below in seeking its objective. This SAI describes each of these investments/strategies and their risks in Part II under "Description of Permitted Investments." The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Policies of the Portfolio?"

  . Equity securities (at least 65% of its total assets, and at least 80% excluding cash, cash equivalents and U.S. government securities).

  . Options to protect against a change in the price of an investment the portfolio owns or anticipates buying in the future (a practice known as hedging).

  . Futures to manage cash flows, to reduce transactions costs or to maintain full exposure of the markets, which, in the case of the portfolio, means adjusting the characteristics of its investments to more closely approximate those of its benchmark.

  . Short-term debt securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions.

  .  Investment company securities.

  .  Repurchase agreements.

  .  Restricted securities.

  .  Securities lending.

  .  When-issued securities.

WHAT ARE THE INVESTMENT POLICIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  The portfolio will determine percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Fundamental Policies

  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of portfolio, as defined by the 1940 Act. The portfolio will not:

  . Make loans except that the portfolio, in accordance with its investment objective and policies, may (a) purchase debt obligations, (b) enter into repurchase agreements and (c) lend its portfolio securities.

  . Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

  . Purchase or sell commodities or commodity contracts, except that the portfolio, in accordance with its investment objective and policies, may:
     (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

  . Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent the portfolio from investing directly or indirectly in readily marketable securities of issuers which can invest in realestate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

  . Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

  . Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer except up to 25% of its assets may be invested without regard to these limits. For purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

  . Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone), and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

  . Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to (a) 10% of its total assets. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of the portfolio's total assets will be repaid before making additional investments. The foregoing percentages will apply at the time of each purchase of a security.

Non-Fundamental Policies

  The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

  . Pledge more than 10% of its total assets, except that the portfolio may pledge assets to the extent permitted by the 1940 Act in order to (i) secure permitted borrowings or (ii) as may be necessary in connection with the portfolio's use of options and futures contracts.

  . Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the portfolio's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the board, based on trading markets for such security, to be liquid.

  . Purchase or sell puts, calls, straddles, spreads, and any combination thereof except that a portfolio may, in accordance with its investment objective and policies, write covered call options with respect to any of its portfolio securities, write covered put options and enter into closing purchase transactions with respect to such options, engage in put and call option transactions and engage in interest rate and stock index futures contracts and related options transactions.

  . Purchase securities of open-end or closed-end investment companies, except to the extent permitted by the 1940 Act.

  .  Invest in companies for the purpose of exercising control.

  . Purchase securities on margin, except that the portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the portfolio's use of options and futures contracts.

  . Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a portfolio from investing in readily marketable securities of issuers that invest or engage in oil, gas or other mineral leases, exploration or development programs or issuers secured by interest in such activities.

  . Invest more than 5% of the value of its total assets in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the portfolio has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

  . Purchase or retain the securities of any issuer if, to the knowledge of the portfolio, any of the officers or directors of the portfolio or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

  . Make short sales of securities or maintain a short position, unless at all times when a short position is open, the portfolio owns an equal amount of such securities or owns securities convertible into or exchangeable for securities, without payment of additional consideration (except upon exercise of covered call options on such securities with a strike price no higher than the price at which the securities were sold short or, if higher, if the difference between the strike price and the price at which the securities were sold short is maintained in U.S. government securities in a segregated account with the portfolio's custodian or a broker), which are at least equal in an amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the portfolio's net assets (taken at current value) are held as collateral for such sales at any one time.

  . Invest more than 10% of the value of its total assets in securities restricted as to disposition under the Federal securities laws.

  . Participate on a joint or a joint and several basis in any trading account in securities.

  . Sell or buy options which are not listed for trading on a national securities exchange if, as a result, more than 5% of the portfolio's net assets would be at risk in connection with all such unlisted options.

  . Sell any covered put stock option if, as a result, the portfolio would then have more than 50% of its total assets at current value subject to being invested upon the exercise of put options.

  . Make short sales "against the box," except for the purpose of deferring realization of gain or loss for Federal income tax purposes and/or to receive interest on the proceeds of such sales when made in connection with convertible securities. Such sales will not be made of securities subject to outstanding options.

WHO IS THE INVESTMENT ADVISER OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  Analytic Investors, Inc., located at 700 S. Flower Street, Suite 2400, Los Angeles, CA 90017,is the investment adviser to the fund. For its services, the portfolio pays its adviser a fee equal to 0.60% of the fund's average daily
  net assets.   Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For more information concerning the adviser, see "Investment Advisory and Other Services" in Part II of this SAI.

What is the History of the Adviser?

  The adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term investors. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of UAM (NYSE:UAM). UAM is an investment management holding company, with 51 affiliated management firms, managing more than $206 billion in assets. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies.

What is the Adviser's Philosophy?

  The adviser utilizes state of the art quantitative investment management techniques to deliver superior investment performance. We believe that the use of such techniques allows us to fulfill our clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.

What is the Adviser's Investment Process and Style?

  The Analytic Defensive Equity Fund is a stock fund which combines a quantitative approach to stock selection with a unique hedging style. As the name suggests, the goal of the Fund is to allow shareholders to enjoy substantial protection against a declining stock market while still allowing for the shareholder to participate to a large degree in a rising stock market. The core strategy of the Fund is based on a belief that there are five primary elements that drive an individual stock's performance: 1) Relative Valuation,
  2) Growth Potential, 3) Historical Return Momentum, 4) Liquidity and 5) Risk. The valuation process examines dozens of financial measures within these five elements. We accept, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic Investors has developed a unique weighting process for each of these financial measures which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The stock selection process commences by developing rankings for all the companies in the Equity Universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the Equity Universe. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the Equity Universe. Once established, this portfolio is strategically hedged to reduce the risk to the overall portfolio when individual stocks become excessively volatile.


HOW MUCH DOES THE PORTFOLIO PAY FOR ADMINISTRATIVE SERVICES?
--------------------------------------------------------------------------------

  In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

  .  $14,500 for the first operational class; plus

  .  $3,000 for each additional class; plus

  .  0.06% of the aggregate net assets of the portfolio.

  The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

  .  $35,500 for the first operational class; plus

  .  $5,000 for each additional operational class; plus

  .  0.030% of their pro rata share of the combined assets of the fund.


WHO ARE THE PRINCIPAL HOLDERS OF THE SECURITIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  As of August 31, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of the portfolio:

       Name and Address of Shareholder                              Percentage of Shares Owned
     -------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                                              25.74%
     Special Custody Account
     For Benefit of Customers
     101 Montgomery Street
     San Francisco, CA 94104-4122
     -------------------------------------------------------------------------------------------
     LaSalle National Bank                                                    8.06%
     Metz Banking Pension Trust
     DTD July 1, 1997
     C/O Mutual Funds 18th Floor
     135 LaSalle Street
     Chicago, Illinois 60603-4105
     -------------------------------------------------------------------------------------------
     National Financial Services Corp.                                        5.19%
     FBO Exclusive Benefit of Our Customer
     Attn: Mutual Funds
     200 Liberty Street
     New York, NY 10281-1003


WHAT WAS THE PORTFOLIO'S PERFORMANCE AS OF ITS MOST RECENT FISCAL YEAR END?
--------------------------------------------------------------------------

     The portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. For more information concerning the performance of the portfolio, including the way it calculates its performance figures, see "Performance Calculations" in Part II of this SAI.

Average Annual Total Return For Periods Ended December 31, 1998

        1 Year          5 Years     Shorter of 10 Years or Since Inception
     ------------------------------------------------------------------------
        28.89%          17.21%                     13.01%

WHAT WERE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

       Fiscal Year Ended         Investment Advisory Fees   Investment Advisory Fees   Administrator Fee+   Brokerage Commissions
     ------------------------------------------------------------------------------------------------------------------------------
             1998                       $253,110                   $105,594                 $ 80,296               $258,118
     ------------------------------------------------------------------------------------------------------------------------------
             1997                       $389,998                          0                 $115,544               $159,674
     ------------------------------------------------------------------------------------------------------------------------------
             1996                       $363,576                          0                 $126,424               $149,614

     * From August 31, 1998 to December 31, 1998, Pilgrim Baxter was the investment adviser to the portfolio and Analytic Investors, Inc. was the portfolio's sub-adviser. During that period, any fees paid to Analytic Investors were paid from Pilgrim Baxter advisory fees. Before August 31, 1998 Analytic Investors was the investment adviser to the portfolio.

     + From August 31, 1998, to December 31, 1998 PBHG Fund Services, Inc. was the administrator to the portfolio. From May 15, 1997 to August 31, 1998, UAM Fund Services, Inc. was the administrator to the portfolio. Before May 15,1997, Analytic Investors was the administrator to the portfolio.

Analytic Enhanced Equity Fund



WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
--------------------------------------------------------------------------------

  The portfolio may use the securities and investment strategies listed below in seeking its objective. This SAI describes each of these investments/strategies and their risks in Part II under "Description of
  Permitted Investments."   The investments that are italicized are principal
  strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Policies of the Portfolio?"

  . Equity securities (at least 65% of its total assets, and at least 80% excluding cash, cash equivalents and U.S. government securities).

  . Futures to manage cash flows, to reduce transactions costs or to maintain full market exposure, which, in the case of this portfolio, means adjusting the characteristics of its investments to more closely approximate those of its benchmark.

  . Short-term debt securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions.

  .  Investment company securities.

  .  Repurchase agreements.

  .  Restricted securities.

  .  Securities lending.

  .  When-issued securities.


WHAT ARE THE INVESTMENT POLICIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  The portfolio will determine percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Fundamental Policies

  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of portfolio, as defined by the 1940 Act. The portfolio will not:

  . Make loans except that the portfolio, in accordance with its investment objective and policies, may (a) purchase debt obligations, (b) enter into repurchase agreements and (c) lend its portfolio securities.

  . Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

  . Purchase or sell commodities or commodity contracts, except that a portfolio, in accordance with its investment objective and policies, may:
     (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

  . Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent a portfolio from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

  . Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

  . Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer except up to 25% of its assets may be invested without regard to these limits. For purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

  . Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone), and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

  . Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to 15% of the total assets of the portfolio. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of a portfolio's total assets will be repaid before making additional investments. The foregoing percentages will apply at the time of each purchase of a security.

Non-Fundamental Policies

  The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

  . Pledge more than 10% of its total assets, except that each portfolio may pledge assets to the extent permitted by the 1940 Act in order to (i) secure permitted borrowings or (ii) as may be necessary in connection with the portfolio's use of options and futures contracts.

  . Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the portfolio's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the board, based on trading markets for such security, to be liquid.

  . Purchase or sell puts, calls, straddles, spreads, and any combination thereof except that a portfolio may, in accordance with its investment objective and policies, write covered call options with respect to any of its portfolio securities, write covered put options and enter into closing purchase transactions with respect to such options, engage in put and call option transactions and engage in interest rate and stock index futures contracts and related options transactions.

  . Purchase securities of open-end or closed-end investment companies, except to the extent permitted by the 1940 Act.

  .  Invest in companies for the purpose of exercising control.

  . Purchase securities on margin, except that each portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the portfolio's use of options and futures contracts.

  . Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a portfolio from investing in readily marketable securities of issuers that invest or engage in oil, gas or other mineral leases, exploration or development programs or issuers secured by interest in such activities.

  . Invest more than 5% of the value of its net assets in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the portfolio has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

  . Purchase or retain the securities of any issuer if, to the knowledge of the portfolio, any of the officers or directors of the portfolio or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

WHO IS THE INVESTMENT ADVISER OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  Analytic Investors, Inc., located at 700 S. Flower Street, Suite 2400, Los Angeles, CA 90017,is the investment adviser to the fund. For its services, the fund pays its adviser a fee equal to 0.60% of the fund's average daily net
  assets.   Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For more information concerning the adviser, see "Investment Advisory and Other Services" in Part II of this SAI.

What is the History of the Adviser?

  The adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term investors. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of UAM (NYSE:UAM). UAM is an investment management holding company, with 51 affiliated management firms, managing more than $206 billion in assets. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies.

What is the Adviser's Philosophy?

  The adviser utilizes state of the art quantitative investment management techniques to deliver superior investment performance. We believe that the use of such techniques allows us to fulfill our clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.

What is the Adviser's Investment Process and Style?

  The adviser believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation 2) growth
  potential 3) historical return momentum 4) liquidity 5) risk.   The valuation
  process examines dozens of financial measures within these five elements. The adviser accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future.
  As a result, the adviser has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, our quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The portfolio is monitored daily, and re-balanced monthly to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The portfolio seeks to be fully invested at all times.

HOW MUCH DOES THE PORTFOLIO PAY FOR ADMINISTRATIVE SERVICES?
--------------------------------------------------------------------------------

  In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

  .  $14,500 for the first operational class; plus

  .  $3,000 for each additional class; plus

  .  0.04% of the aggregate net assets of the portfolio.

  The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

  .  $35,500 for the first operational class; plus

  .  $5,000 for each additional operational class; plus

  .  0.030% of their pro rata share of the combined assets of the fund.

WHO ARE THE PRINCIPAL HOLDERS OF THE SECURITIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  As of August 31, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of the portfolio:

    Name and Address of Shareholder                                      Percentage of Shares Owned
  -------------------------------------------------------------------------------------------------------
  Charles Schwab & Co., Inc.                                                       49.32%
  Special Custody Account
  For Benefit of Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
  -------------------------------------------------------------------------------------------------------
  Norwest Bank Minnesota, NA                                                       10.39%
  FBO Community Hosp AC 13503605
  P.O. Box 1533
  Minneapolis, MN 55840
  -------------------------------------------------------------------------------------------------------
  Analytic TSA Global Asset Management, Inc.                                        5.72%
  Inv Mgr for Prison Law Office
  700 S. Flower Street, Ste 2400
  Los Angeles, CA 90017-4211
  -------------------------------------------------------------------------------------------------------
  National Financial Services Corp.                                                 9.75%
  FBO Exclusive Benefit of Our Customer
  Attn: Mutual Funds
  200 Liberty Street
  New York, NY 10281-1003


WHAT WAS THE PORTFOLIO'S PERFORMANCE AS OF ITS MOST RECENT FISCAL YEAR END?
--------------------------------------------------------------------------------

  The portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. For more information concerning the performance of the portfolio, including the way it calculates its performance figures, see "Performance Calculations" in Part II of this SAI.

Average Annual Total Return For Periods Ended December 31, 1998

                                    Shorter of 10 Years or Since
            1 Year      5 Years              Inception              Inception Date
     ----------------------------------------------------------------------------------
            37.82%      24.33%                 22.76%                   6/30/93

WHAT WERE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

                           Investment Advisory    Investment Advisory                           Brokerage
       Fiscal Year Ended        Fees Paid*           Fees Waived*       Administrator Fee+     Commissions
     ----------------------------------------------------------------------------------------------------------
             1998               $40,830                $66,917             $48,987                $64,668
     ----------------------------------------------------------------------------------------------------------
             1997               $     0                $40,662             $21,124                $16,005
     ----------------------------------------------------------------------------------------------------------
             1996               $ 3,860                $50,426             $ 7,140                $24,710

     * From July 27, 1998 to December 31, 1998, Pilgrim Baxter was the investment adviser and Analytic Investors, Inc. was the portfolio's sub-adviser. During that period, any fees paid to Analytic Investors were paid from Pilgrim Baxter advisory fees. Before August 27, 1998 Analytic Investors was the investment adviser to the portfolio.

     + From July 27, 1998, to December 31, 1998 PBHG Fund Services, Inc. was the administrator to the portfolio. From May 15, 1997 to July 27, 1998, 1998, UAM Fund Services, Inc. was the administrator to the portfolio. Before May 15, 1997, Analytic Investors was the administrator to the portfolio.

Analytic International Fund


WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
--------------------------------------------------------------------------------
     The portfolio may use the securities and investment strategies listed below in seeking its objective. This SAI describes each of these investments/strategies and their risks in Part II under "Description of Permitted Investments." The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Policies of the Portfolio?"

     .  Equity Securities (at least 65% of its total assets).

     .  Foreign Securities

     . Futures to manage cash flows, to reduce transaction costs or to maintain full market exposure, which, in the case of this portfolio, means adjusting its exposure to the various countries represented in its benchmark.

     . Foreign currency exchange contracts to protect against a change in the price of an investment the portfolio owns or anticipates buying in the future (a practice known as hedging).

     . Swaps to gain full exposure in a cost efficient method to markets where it would otherwise have difficulty investing (speculation).

     .  Debt securities in either domestic or foreign markets.

     . Short-term debt securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions.

     .  Investment company securities.

     .  Repurchase agreements.

     .  Restricted securities.

     .  Securities lending.

     .  When-issued securities.

WHAT ARE THE INVESTMENT POLICIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

     The portfolio will determine percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Fundamental Policies

     The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

     . Make any investment that is inconsistent with its classification as a diversified investment management company under the 1940 Act.

     . Concentrate its investments in securities of issuers primarily engaged in any particular industry (other securities issued or guaranteed by the United States government or its agencies or instrumentalities or when the portfolio adopts a temporary defensive position).

     .  Issue senior securities, except as permitted by the 1940 Act.

     .  Invest in physical commodities or contracts on physical commodities.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . Make loans except (i) by that the acquisition of investment securities or other investment instruments in accordance with the portfolio's prospectus and statement of additional information shall not be deemed to be the making of a loan; and (ii) that the portfolio may lend its portfolio securities in accordance with applicable law and the guidelines set forth in the portfolio's prospectus and statement of additional information, as they may be amended from time to time.

     .  Underwrite the securities of other issuers.

     . Borrow money, except to the extent permitted by applicable law and the guidelines set forth in the portfolio's prospectus and statement of additional information, as they may be amended from time to time.

Non-Fundamental Policies

     The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

     . Purchase on margin or sell short except that the portfolio may purchase futures as described in the prospectus and this SAI.

     . Invest more than 10% of its total assets in the securities of other investment companies.

     . Invest more than 5% of its total assets in the securities of any one-investment company.

     . Acquire more than 3% of the voting securities of any other investment company.

     . Invest more than an aggregate of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale (restricted securities) or securities for which there are no readily available markets (illiquid securities).

Borrowing

     The portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The portfolio may also borrow an additional 5% of its total assets from banks or others for temporary or emergency purposes, such as the redemption of portfolio shares. The portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The portfolio may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Asset Coverage

     The fund will cover its derivatives according to guidelines established by the SEC so as to avoid creating a "senior security" (as defined in the 1940
     Act) in connection with use of such instruments. Accordingly, the fund will either own the securities underlying the derivative or will segregate with its custodian cash or liquid securities in an amount at all times equal to the fund's commitment with respect to these instruments or contracts. Assets that are segregated for purposes of proving cover need not be physically segregated in a separate account provided that the custodian notes on its books that such securities are segregated.

WHO IS THE INVESTMENT ADVISER OF THE PORTFOLIO?
--------------------------------------------------------------------------------

     Analytic Investors, Inc., located at 700 S. Flower Street, Suite 2400, Los Angeles, CA 90017,is the investment adviser to the fund. For its services, the fund pays its adviser a fee equal to 0.60% of the fund's average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For more information concerning the adviser, see "Investment Advisory and Other Services" in Part II of this SAI.

What is the History of the Adviser?

     The adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term investors. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of UAM (NYSE:UAM). UAM is an investment management holding company, with 51 affiliated management firms, managing more than $206 billion in assets. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies.

What is the Adviser's Philosophy?

     The adviser utilizes state of the art quantitative investment management techniques to deliver superior investment performance. We believe that the use of such techniques allows us to fulfill our clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.

What is the Adviser's Investment Process and Style?

     The adviser believes the characteristics that drive stock prices can be systematically identified and measured. There are several basic elements used to determine a stock's attractiveness, including relative valuation, growth potential, historical return momentum, liquidity, and risk. The valuation process examines dozens of financial measures within these five elements. The adviser accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, the adviser has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The International Equity process commences by developing rankings for all the companies in the International Equity Universe based on the combined attractiveness of the basic elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the International Equity Universe. In the process, our quantitative approach greatly reduces the portfolio's exposure, relative to the International Equity Universe, to firm size, market style, country risk and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The portfolio is monitored daily, and re-balanced monthly to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the International Equity Universe. The portfolio seeks to be fully invested at all times.

HOW MUCH DOES THE PORTFOLIO PAY FOR ADMINISTRATIVE SERVICES?
--------------------------------------------------------------------------------

     In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

     .  $14,500 for the first operational class; plus

     .  $3,000 for each additional class; plus

     .  0.04% of the aggregate net assets of the portfolio.

     The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

     .  $35,500 for the first operational class; plus

     .  $5,000 for each additional operational class; plus

     .  0.030% of their pro rata share of the combined assets of the fund.

Analytic Master Fixed Income Fund

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
--------------------------------------------------------------------------------

  The portfolio may use the securities and investment strategies listed below in seeking its objective. This SAI describes each of these investments/strategies and their risks in Part II under "Description of Permitted Investments." The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Policies of the Portfolio?"

  . Debt securities (at least 65% of its total assets in high-grade debt securities).

  .  Futures and options.

  . Short-term debt securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions.

  .  Investment company securities.

  .  Repurchase agreements.

  .  Restricted securities.

  .  Securities lending.

  .  When-issued securities.

WHAT ARE THE INVESTMENT POLICIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  The portfolio will determine percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Fundamental Policies

  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

  . Make loans except that the portfolio, in accordance with its investment objective and policies, may (a) purchase debt obligations, (b) enter into repurchase agreements and (c) lend its portfolio securities.

  . Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

  . Purchase or sell commodities or commodity contracts, except that a portfolio, in accordance with its investment objective and policies, may:
     (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

  . Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent a portfolio from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

  . Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

  . Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer except up to 25% of its assets may be invested without regard to these limits. For purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

  . Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone), and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

  . Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to 15% of the total assets of the portfolio. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of a portfolio's total assets will be repaid before making additional investments. The foregoing percentages will apply at the time of each purchase of a security.

Non-Fundamental Policies

  The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

  . Pledge more than 10% of its total assets, except that each portfolio may pledge assets to the extent permitted by the 1940 Act in order to (i) secure permitted borrowings or (ii) as may be necessary in connection with the portfolio's use of options and futures contracts.

  . Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the portfolio's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the board, based on trading markets for such security, to be liquid.

  . Purchase or sell puts, calls, straddles, spreads, and any combination thereof except that a portfolio may, in accordance with its investment objective and policies, write covered call options with respect to any of its portfolio securities, write covered put options and enter into closing purchase transactions with respect to such options, engage in put and call option transactions and engage in interest rate and stock index futures contracts and related options transactions.

  . Purchase securities of open-end or closed-end investment companies, except to the extent permitted by the 1940 Act.

  .  Invest in companies for the purpose of exercising control.

  . Purchase securities on margin, except that each portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the portfolio's use of options and futures contracts.

  . Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a portfolio from investing in readily marketable securities of issuers that invest or engage in oil, gas or other mineral leases, exploration or development programs or issuers secured by interest in such activities.

  . Invest more than 5% of the value of its net assets in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the portfolio has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

  . Purchase or retain the securities of any issuer if, to the knowledge of the portfolio, any of the officers or directors of the portfolio or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

WHO IS THE INVESTMENT ADVISER OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  Analytic Investors, Inc., located at 700 S. Flower Street, Suite 2400, Los Angeles, CA 90017,is the investment adviser to the fund. For its services, the fund pays its adviser a fee equal to 0.60% of the fund's average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For more information concerning the adviser, see "Investment Advisory and Other Services" in Part II of this SAI.

What is the History of the Adviser?

  The adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term investors. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of UAM (NYSE:UAM). UAM is an investment management holding company, with 51 affiliated management firms, managing more than $206 billion in assets. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies.

What is the Adviser's Philosophy?

  The adviser utilizes state of the art quantitative investment management techniques to deliver superior investment performance. We believe that the use of such techniques allows us to fulfill our clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.

What is the Adviser's Investment Process and Style?

  The Master Fixed Income Fund is an intermediate term bond fund that seeks to outperform other intermediate term bond funds through three sources of value:
  (1) Analyzing shifts in the yield curve; (2) Tactically increasing and decreasing the allocation of the Fund to the corporate bond sector; and (3) Utilizing a unique method of creating "synthetic" corporatebonds. Analytic believes that through careful quantitative analysis these three methods can add value without significantly increasing the volatility of the Fund above that of the intermediate-term bond market.

  The core strategy of the fund begins with the selection of a diversified mix of Treasuries, agencies, mortgage-related bonds, and high-grade corporate bonds. Additional value is found in the corporate sector through the creation of synthetic high-grade corporate instruments using Analytic's option valuation model. The usefulness of this procedure is in its ability to make available to the Fund a far broader array of corporate bond choices than can typically be found in the traditional corporate bond market. This broader array of choices offered by the creation of synthetic bonds includes (1) bonds free from the callability feature that so often adds unnecessary risk to the use of traditional corporate bonds; (2) bonds that have a level of credit quality that can be higher or lower than the credit quality of existing corporate bonds; (3) bonds associated with corporations that don't typically offer corporate bonds. The Fund varies exposure to the synthetic bond market depending on the availability of mispriced offerings, as identified by Analytic's real-time, proprietary valuation approach.

  Finally, the Fund uses a sophisticated approach to assess the shape of the yield curve and to find arbitrage opportunities to provide additional value.

HOW MUCH DOES THE PORTFOLIO PAY FOR ADMINISTRATIVE SERVICES?
--------------------------------------------------------------------------------

  In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

  .  $14,500 for the first operational class; plus

  .  $3,000 for each additional class; plus

  .  0.04% of the aggregate net assets of the portfolio.

  The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

  .  $35,500 for the first operational class; plus

  .  $5,000 for each additional operational class; plus

  .  0.030% of their pro rata share of the combined assets of the fund.

WHO ARE THE PRINCIPAL HOLDERS OF THE SECURITIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  As of August 31, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of the portfolio:

  Name and Address of Shareholder                                        Percentage of Shares Owned
  ----------------------------------------------------------------------------------------------------
  Tucker Anthony, Inc.                                                             14.30%
  VMEP NHC Pension
  Attn Stephen T. Monahan
  4 Landmark Square
  Stamford, CT 06901-2502
  ----------------------------------------------------------------------------------------------------
  Analytic TSA Global Asset Management, Inc.                                       12.83%
  FBO Mountain Grove Cemetery Ass
  700 S. Flower Street, Ste 2400
  Los Angeles, CA 90017-4211
  ----------------------------------------------------------------------------------------------------
  SEI Trust Co Cust                                                                11.08%
  IRA R/O R Borzilleri
  Attn Stephen T. Monahan
  4 Landmark Square
  Stamford, CT 06901-2502
  ----------------------------------------------------------------------------------------------------
  Analytic TSA Global Asset Management, Inc.                                        9.57%
  Inv Mgr for Prison Law Office
  700 S. Flower Street, Ste 2400
  Los Angeles, CA 90017-4211
  ----------------------------------------------------------------------------------------------------
  SEI Trust Co Cust                                                                 6.45%
  IRA R/O Greg McMurran
  2116 Westwood Avenue
  Santa Ana, CA 92706-1924

WHAT WAS THE PORTFOLIO'S PERFORMANCE AS OF ITS MOST RECENT FISCAL YEAR END?
--------------------------------------------------------------------------------

  The portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. For more information concerning the performance of the portfolio, including the way it calculates its performance figures, see "Performance Calculations" in Part II of this SAI.

Performance Information For Periods Ended December 31, 1999

                       Average Annual Total Return
   -------------------------------------------------------------------
                                                Shorter of 10 Years or
              1 Year              5 Years          Since Inception        30-Day Yield   Inception Date
   ----------------------------------------------------------------------------------------------------
               3.80%               6.82%                 6.87%                3.81%          6/30/93

WHAT WERE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

                                Investment Advisory Fees   Investment Advisory Fees
      Fiscal Year Ended                   Paid*                     Waived*           Administrator Fee+  Brokerage Commissions
--------------------------------------------------------------------------------------------------------------------------------
             1998                         $11,870                   $10,391                 $33,890              $27,405
--------------------------------------------------------------------------------------------------------------------------------
             1997                         $65,462                   $40,662                 $55,769              $43,983
--------------------------------------------------------------------------------------------------------------------------------
             1996                         $70,152                   $50,426                 $57,248              $27,017

  * From July 27, 1998 to December 31, 1998, Pilgrim Baxter was the investment adviser and Analytic Investors, Inc. was the portfolio's sub-adviser. During that period, any fees paid to Analytic Investors were paid from Pilgrim Baxter advisory fees. Before August 27, 1998 Analytic Investors was the investment adviser to the portfolio.

  + From July 27, 1998, to December 31, 1998 PBHG Fund Services, Inc. was the administrator to the portfolio. From May 15, 1997 to July 27, 1998, 1998, UAM Fund Services, Inc. was the administrator to the portfolio. Before May 15,1997, Analytic Investors was the administrator to the portfolio.

Analytic Short-Term Government Fund

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
--------------------------------------------------------------------------------

  The portfolio may use the securities and investment strategies listed below in seeking its objective. This SAI describes each of these investments/strategies and their risks in Part II under "Description of
  Permitted Investments."   The investments that are italicized are principal
  strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Policies of the Portfolio?"

  . Securities of the United States government (at least 65% of its total assets in high-grade debt securities).

  .  Futures and options.

  . Short-term debt securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions.

  .  Investment company securities.

  .  Repurchase agreements.

  .  Restricted securities.

  .  Securities lending.

  .  When-issued securities.

WHAT ARE THE INVESTMENT POLICIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  The portfolio will determine percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of the portfolio's acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Fundamental Policies

  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

  . Make loans except that each portfolio, in accordance with its investment objective and policies, may (a) purchase debt obligations, (b) enter into repurchase agreements and (c) lend its portfolio securities.

  . Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

  . Purchase or sell commodities or commodity contracts, except that a portfolio, in accordance with its investment objective and policies, may:
     (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

  . Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent a portfolio from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

  . Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

  . Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer except up to 25% of its assets may be invested without regard to these limits. For purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

  . Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone), and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

  . Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to 15% of the total assets of the portfolio. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of a portfolio's total assets will be repaid before making additional investments. The foregoing percentages will apply at the time of each purchase of a security.

Non-Fundamental Policies

  The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

  . Pledge more than 10% of its total assets, except that each portfolio may pledge assets to the extent permitted by the 1940 Act in order to (i) secure permitted borrowings or (ii) as may be necessary in connection with the portfolio's use of options and futures contracts.

  . Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the portfolio's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the board, based on trading markets for such security, to be liquid.

  . Purchase or sell puts, calls, straddles, spreads, and any combination thereof except that a portfolio may, in accordance with its investment objective and policies, write covered call options with respect to any of its portfolio securities, write covered put options and enter into closing purchase transactions with respect to such options, engage in put and call option transactions and engage in interest rate and stock index futures contracts and related options transactions.

  . Purchase securities of open-end or closed-end investment companies, except to the extent permitted by the 1940 Act.

  .  Invest in companies for the purpose of exercising control.

  . Purchase securities on margin, except that each portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the portfolio's use of options and futures contracts.

  . Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a portfolio from investing in readily marketable securities of issuers that invest or engage in oil, gas or other mineral leases, exploration or development programs or issuers secured by interest in such activities.

  . Invest more than 5% of the value of its net assets in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the portfolio has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

  . Purchase or retain the securities of any issuer if, to the knowledge of the portfolio, any of the officers or directors of the portfolio or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

WHO IS THE INVESTMENT ADVISER OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  Analytic Investors, Inc., located at 700 S. Flower Street, Suite 2400, Los Angeles, CA 90017,is the investment adviser to the fund. For its services, the fund pays its adviser a fee equal to 0.60% of the fund's average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For more information concerning the adviser, see "Investment Advisory and Other Services" in Part II of this SAI.

What is the History of the Adviser?

  The adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term investors. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of UAM (NYSE:UAM). UAM is an investment management holding company, with 51 affiliated management firms, managing more than $206 billion in assets. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies.

What is the Adviser's Philosophy?

  The adviser utilizes state of the art quantitative investment management techniques to deliver superior investment performance. We believe that the use of such techniques allows us to fulfill our clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.

What is the Adviser's Investment Process and Style?

  The fund is a fixed income fund that invests primarily in high-grade debt instruments of short maturities, three years or less. While the fund invests more than half its assets in US Treasury and Agency securities, the portfolio management team enhances performances through three sources of value: (1) Selected use of short-term corporate securities; (2) A sophisticated approach to finding and exploiting yield curve arbitrage opportunities; and (3) Tactical investments in short-term interest rate differentials between major global economies.

HOW MUCH DOES THE PORTFOLIO PAY FOR ADMINISTRATIVE SERVICES?
--------------------------------------------------------------------------------

  In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

  .  $14,500 for the first operational class; plus

  .  $3,000 for each additional class; plus

  .  0.04% of the aggregate net assets of the portfolio.

  The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

  .  $35,500 for the first operational class; plus

  .  $5,000 for each additional operational class; plus

  .  0.030% of their pro rata share of the combined assets of the fund.

WHO ARE THE PRINCIPAL HOLDERS OF THE SECURITIES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  As of August 31, 1999, the following persons or organizations held of record or beneficially 5% or more of the shares of the portfolio:

  Name and Address of Shareholder                                     Percentage of Shares Owned
  ----------------------------------------------------------------------------------------------
  Analytic TSA Global Asset Management, Inc.                                     47.98%
  FBO Southern Baptist Foundation
  700 S. Flower Street, Ste 2400
  Los Angeles, CA 90017-4211
  ----------------------------------------------------------------------------------------------
  Analytic TSA Global Asset Management, Inc.                                     14.90%
  Inv Mgr for Prison Law Office
  700 S. Flower Street, Ste 2400
  Los Angeles, CA 90017-4211
  ----------------------------------------------------------------------------------------------
  Analytic TSA Global Asset Management, Inc.                                     11.45%
  FBO Mountain Grove Cemetery Ass
  700 S. Flower Street, Ste 2400
  Los Angeles, CA 90017-4211

WHAT WAS THE PORTFOLIO'S PERFORMANCE AS OF ITS MOST RECENT FISCAL YEAR END?
--------------------------------------------------------------------------------

  The portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. For more information concerning the performance of the portfolio, including the way it calculates its performance figures, see "Performance Calculations" in Part II of this SAI.

Performance Information For Periods Ended December 31, 1999

                      Average Annual Total Return
  -------------------------------------------------------------------
                                              Shorter of 10 Years or
              1 Year              5 Years        Since Inception        30-Day Yield   Inception Date
  ---------------------------------------------------------------------------------------------------
              7.10%                5.66%               5.53%                 3.80%         6/30/93

WHAT WERE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

                                Investment Advisory Fees   Investment Advisory Fees
      Fiscal Year Ended                   Paid*                     Waived*           Administrator Fee+  Brokerage Commissions
  ------------------------------------------------------------------------------------------------------------------------------
             1998                        $ 5,656                    $ 5,012                $32,639               $2,737
  ------------------------------------------------------------------------------------------------------------------------------
             1997                        $     0                    $ 2,791                $24,891               $    0
  ------------------------------------------------------------------------------------------------------------------------------
             1996                        $36,314                    $40,090                $54,386               $    0

  * From July 27, 1998 to December 31, 1998, Pilgrim Baxter was the investment adviser and Analytic Investors, Inc. was the portfolio's sub-adviser. During that period, any fees paid to Analytic Investors were paid from Pilgrim Baxter advisory fees. Before July 27, 1998 Analytic Investors was the investment adviser to the portfolio.

  + From July 27, 1998, to December 31, 1998 PBHG Fund Services, Inc. was the administrator to the portfolio. From May 15, 1997 to July 27, 1998, 1998, UAM Fund Services, Inc. was the administrator to the portfolio. Before May
  15, 1997, Analytic Investors was the administrator to the portfolio.

                        II:  The UAM Funds in Detail

Description of Permitted Investments

DEBT SECURITIES
-------------------------------------------------------------------------------
  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

Types of Debt Securities

U.S. Government Securities

  U.S. government securities are securities that the United States Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed and Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed and Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the United States government generally do not back agency securities. Agency securities are typically supported in one of three ways:

  .  by the right of the issuer to borrow from the United States Treasury;

  . by the discretionary authority of the United States government to buy the obligations of the agency; or

  .  by the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal maturity specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, the portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

  .  payments of interest and principal are more frequent (usually monthly);

  .  they usually have adjustable interest rates; and

  . they may pay off their entire principal substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

  In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgage, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and Investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

  The portfolio will only invest in a security issued by a commercial bank if the bank:

  . has total assets of at least $1 billion, or the equivalent in other currencies;

  .  is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The United States Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. If left unattended, drifts in the average maturity of the portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable treasuries securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
--------------------------------------------------------------------------------
  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. A portfolio may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A portfolio may also try to minimize its loss by investing in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded in only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the offsetting purchase price is less than the original purchase price, the party closing the contract would realize a gain; if it is more, it would realize a loss. The opposite is also true for a sale, that is, if the offsetting sale price is more than the original sale price, the party closing the contract would realize a gain; if it is less, it would realize a loss.

  The portfolio will incur commission expenses in both opening and closing futures positions.

Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options

  When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

  When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  The portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

Swaps, Caps, Collars and Floors

Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Combined Positions

  The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

Correlation of Prices

  The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

Lack of Liquidity

  Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
-------------------------------------------------------------------------------

Types of Equity Securities

Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other resects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities

  Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

Rights and Warrants

  A right is a privilege granted to exiting shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

General Risks of Investing in Stocks

  While investing in stocks allows a portfolio to participate in the benefits of owning a company, the portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies

  A small or medium-sized company is a company whose market capitalization falls with the range specified in the prospectus of the portfolio. Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
-------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  .  They can invest in American Depositary Receipts; and

  .  They can invest in investment funds.

American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets

  An "emerging country" is generally country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. The portfolio may invest in these investment funds subject to the provisions of the 1940 Act. If a portfolio invests in such investment funds, its shareholders will bear not only their proportionate share of the expenses of the portfolio (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect a portfolio's investments.

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit ability of a portfolio to invest a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

  . They are generally not as developed or efficient as, and more volatile, than those in the United States;

  .  They have substantially less volume;

  . Their securities tend to be less liquid and to experience rapid and erratic price movements;

  . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

  . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

  . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign Currency Risk

  While, the portfolio's net asset value is denominated in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in a the value of a foreign currency against the United States dollar will result in a corresponding change in
  value of the securities held by a portfolio.   Some of the factors that may
  impair the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates ;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries the portfolio may recover a portion of these taxes, the portion it cannot recover will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and

  .  Offer less protection of property rights than more developed countries.

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  . Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that will adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
-------------------------------------------------------------------------------
  A portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a portfolio. Like other shareholders, each portfolio would pay its proportionate share those fees. Consequently, shareholders of a portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests.

  The SEC has granted an order that allows a portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with a portfolio's investment policies and restrictions; and

  . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

  The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------
  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolios normally use repurchase agreements to earn income on assets that are not invested.

  When it enters into a repurchase agreement, a portfolio will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
-------------------------------------------------------------------------------
  A portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
-------------------------------------------------------------------------------
  A portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When a portfolio lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower fails financially become financially unable to honor its contractual obligations. If this happens, the portfolio could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.


SHORT SALES
-------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A portfolio can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. Likewise, a portfolio can profit if the price of the security declines between those dates.

  To borrow the security, a portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portfolio will incur transaction costs in effecting short sales. A portfolio's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the portfolio may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a portfolio may engage in short sales "against the box". In a short sale against the box, the portfolio agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. A portfolio will incur transaction costs to open, maintain and close short sales against the box.


Restrictions on Short Sales
  A portfolio will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the portfolio net assets.

  . The market value of the securities of any single issuer that have been sold short by the portfolio would exceed the two percent (2%) of the value of the portfolio's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a portfolio sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
  (b) any cash or U.S. Government securities the portfolio is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED DELIVERY TRANSACTIONS
-------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Management Of The Fund

  The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.

  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 48 portfolios. Those people with an asterisk beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                                Total
Name, Address, DOB         Position     Principal Occupations During the Past 5 years        Aggregate        Compensation
                           with Fund                                                        Compensation        From UAM
                                                                                            from Fund as      Funds Complex
                                                                                             of 4/30/99       as of 12/31/98
----------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.       Board        President of Squam Investment Management Company,    $  8,094           $ 39,900
College Road -- RFD 3      Member       Inc. and Great Island Investment Company, Inc.;
Meredith, NH 03253                      President of Bennett Management Company from 1988
1/26/29                                 to 1993.
----------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn              Board        Financial Officer of World Wildlife Fund since       $  8,094           $ 40,575
1250 24th St., NW          Member       January 1999; Vice President for Finance and
Washington, DC  20037                   Administration and Treasurer of Radcliffe College
8/14/51                                 from 1991 to 1999.
----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk         Board        Executive Vice President and Chief Administrative    $  8,094           $ 40,936
100 King Street West       Member       Officer of Philip Services Corp.; Formerly, a
P.O. Box 2440, LCD-1                    Partner in the Philadelphia office of the law firm
Hamilton  Ontario,                      Dechert Price & Rhoads and a Director of Hofler
Canada L8N-4J6                          Corp.
4/21/42
----------------------------------------------------------------------------------------------------------------------------------
Philip D. English          Board        President and Chief Executive Officer of             $  8,094           $  40,702
16 West Madison Street     Member       Broventure Company, Inc.; Chairman of the Board of
Baltimore, MD 21201                     Chektec Corporation and Cyber Scientific, Inc.
8/5/48
----------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*           Board        President of UAM Investment Services, Inc. since           0                  0
211 Congress Street        Member       March 1999; Vice President UAM Trust Company since
Boston, MA  02110                       January 1996; Principal of UAM Fund Distributors,
2/24/53                                 Inc. since December 1995; Vice President of UAM
                                        Investment Services, Inc. from January 1996 to
                                        March 1999 and a Director and Chief Operating
                                        Officer of CS First Boston Investment Management
                                        from 1993-1995.
----------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*          Board        Chairman, Chief Executive Officer and a Director           0                  0
One International Place    Member;      of United Asset Management Corporation; Director,
Boston, MA 02110           President    Partner or Trustee of each of the Investment
3/21/35                    and          Companies of the Eaton Vance Group of Mutual Funds.
                           Chairman
----------------------------------------------------------------------------------------------------------------------------------

Peter M. Whitman, Jr.*     Board        President and Chief Investment Officer of Dewey            0                  0
One Financial Center       Member       Square Investors Corporation since 1988; Director
Boston, MA 02111                        and Chief Executive Officer of H.T. Investors,
7/1/43                                  Inc., formerly a subsidiary of Dewey Square.
----------------------------------------------------------------------------------------------------------------------------------
William H. Purk                         Executive Vice President and Chief Financial               0                  0
One International Place                 Officer of United Asset Management Corporation.
Boston, MA 02110
9/19/47
----------------------------------------------------------------------------------------------------------------------------------
Gary L. French             Treasurer    President of UAMFSI and UAMFDI; Treasurer of the           0                  0
211 Congress Street                     Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                        held various other offices with Fidelity
7/4/51                                  Investments from November 1990 to March 1995.
----------------------------------------------------------------------------------------------------------------------------------
Michael E. DeFao           Secretary    Vice President and General Counsel of UAMFSI and           0                  0
211 Congress Street                     UAMFDI; Associate Attorney of Ropes & Gray (a law
Boston, MA 02110                        firm) from 1993 to 1995.
2/28/68
----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty         Assistant    Vice President of UAMFSI; Manager of Fund                  0                  0
211 Congress Street        Treasurer    Administration and Compliance of CGFSC from 1995
Boston, MA 02110                        to 1996; Senior Manager of Deloitte & Touche LLP
9/18/63                                 from 1985 to 1995,
----------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce       Assistant    Director, Mutual Fund Operations - SEI Investments;
SEI Investments            Treasurer    Senior Manager at Arthur Anderson prior to 1994.
One Freedon Valley Rd.
Oaks, PA  19456
12/17/63

Investment Advisory and Other Services

INVESTMENT ADVISER
-------------------------------------------------------------------------------

Control Of Adviser

  Each adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.

Investment Advisory Agreement

  This section summarizes some of the important provisions of each of the portfolio's Investment Advisory Agreements. The Fund has filed each agreement with the SEC as part of its registration statement on Form N-1A.

Service Performed by Adviser

   Each adviser:

   .  Manages the investment and reinvestment of the assets of the portfolios;

   . Continuously reviews, supervises and administers the investment program of the portfolios; and

   . Determines what portion of portfolio's assets will be invested in securities and what portion will consist of cash.

Limitation of Liability

   In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

Continuing an Advisory Agreement

   An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

   . Majority of those Members who are not parties to the Investment Advisory Agreement or interested persons of any such party;

   . (2) (a) majority of the Members or (b) a majority of the shareholders of the portfolio.

Terminating an Advisory Agreement

   The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

   .  A majority of the portfolio's shareholders vote to do so; and

   .  It gives the adviser 60 days' written notice.

   . The adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.


DISTRIBUTOR
--------------------------------------------------------------------------------

   UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services, and any amounts it may receive under a Service and Distribution Plan are passed through in their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

   Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

   UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

   .  Taxes, interest, brokerage fees and commissions;

   . Salaries and fees of officers and members of the board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser;

   .  SEC fees and state Blue-Sky fees;

   .  EDGAR filing fees;

   .  Processing services and related fees;

   .  Advisory and administration fees;

   . Charges and expenses of pricing and data services, independent public accountants and custodians;

   .  Insurance premiums including fidelity bond premiums;

   .  Outside legal expenses;

   .  Costs of maintenance of corporate existence;

   . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund;

   . Printing and production costs of shareholders' reports and corporate meetings;

   .  Cost and expenses of Fund stationery and forms;

   .  Costs of special telephone and data lines and devices;

   .  Trade association dues and expenses; and

   .  Any extraordinary expenses and other customary Fund expenses.

   The Fund Administration Agreement continues in effect from year to year if the board specifically approves such continuance every year. The fund or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.

   UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.

Sub-Administrator

   UAMFSI has subcontracted some of the its administrative and fund accounting services to SEI Investments Mutual funds Services (formerly SEI fund Resources) under a Mutual Funds Service Agreement dated April 6, 1999. SEI is located at One Freedom Valley Road Oaks, PA 19456.

Sub-Transfer Agent and Sub-Shareholder Servicing Agent

   UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

   UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

Administrative Fees

   Each portfolio pays UAMFSI and CGFSC for the administrative services they provide. For more information concerning these fees, see "How Much does the Portfolio Pay for Administrative Services?" in Part I of this SAI.

Shareholder Servicing Arrangements

   UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the portfolio or any class of shares of the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.

CUSTODIAN
--------------------------------------------------------------------------------

   First Union National Bank (successor to CoreStates Bank, N.A.) 530 Walnut Street Philadelphia, PA 19106, provides for the custody of the Company's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103 serves as independent accountant for the Fun


Brokerage Allocation and Other Practices


SELECTION OF BROKERS
--------------------------------------------------------------------------------

   The Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

   It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

   The adviser makes investment decisions for the portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.

   The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------

Equity Securities

   Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

   Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Capital Stock and Other Securities


THE FUND
-------------------------------------------------------------------------------

   The Fund was organized under the name "PBHG Advisor Funds, Inc." as a Maryland corporation on January 9, 1998 and is registered as an open-end management investment company under the 1940 Act. On April 6, 1999, the Fund changed its name to "UAM Funds, Inc. II." The Fund's principal executive office is located at 211 Congress Street, 4th Floor, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

   Each portfolio is a diversified series of the Fund. Each share of a portfolio represents an equal proportionate interest in that Fund.

DESCRIPTION OF SHARES AND VOTING RIGHTS
-------------------------------------------------------------------------------

   The Fund's Articles of Incorporation, as amended, provide that: (i) all consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto; (ii) each share of stock shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares of stock outstanding in such holder's name on the books of the Fund, and all shares of stock shall be voted in the aggregate; provided, however, that to the extent series voting is required by the 1940 Act or Maryland law, or otherwise directed by the board, as to any such matter, shares of stock shall be voted by series; (iii) in the event of the liquidation or dissolution of any series of stock of the Fund, stockholders of such series shall be entitled to receive out of the assets of such series available for distribution to stockholders the assets belonging to such series; and the assets so distributable to the stockholders of such series shall be distributed among such stockholders in proportion to the number of shares of such series held by them and recorded on the books of the Fund; and (iv) no holder of shares of stock of the Fund shall, as such holders, have any preemptive rights to purchase or subscribe for any additional shares of stock of the Fund or any other security of the Fund.

   The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
-------------------------------------------------------------------------------

Dividend and Distribution Options

   There are three ways for shareholders to receive dividends and capital gains:

   . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

   . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

   .  Income dividends and capital gains distributions are paid in cash.

   Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

   The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

Taxes on Distributions

   Each portfolio intends to distribute substantially all of its net investment income and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, a portfolio cannot predict the time or amount of any such dividends or distributions.

   Each portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. The capital gains/losses of one portfolio will not be offset against the capital gains/losses of another portfolio.

"Buying a Dividend"

   Distributions by the portfolio reduce its NAV. A distribution that reduces the NAV of the portfolio below its cost basis is taxable as described in the prospectus of the portfolio, although from an investment standpoint, it is a return of capital. If you buy shares of the portfolio on or just before the "record date" (the date that establishes which shareholders will receive an upcoming distribution) for a distribution, you will receive some of the money you invested as a taxable distribution.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------

Calculating NAV

   The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

   .  Liabilities include accrued expenses and dividends payable; and

   . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

   Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

Equity Securities

   Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

Debt Securities

   Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

Other Assets

   The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PURCHASE OF SHARES
-------------------------------------------------------------------------------

   Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

   Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

   The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.

In-Kind Purchases

   At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

   The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

   .  The securities are eligible investments for the portfolio;

   .  The securities have readily available market quotations;

   . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

   . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

   . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.

   Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
-------------------------------------------------------------------------------

   When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail

   Requests to redeem shares must include:

   .  Share certificates, if issued;

   . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

   .  Any required signature guarantees (see "Signature Guarantees"); and

   . Estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations must submit any other necessary legal documents.

By Telephone

   .  Shareholders may not do the following by telephone:

   . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed).

   .  Redeem shares represented by a certificate.

   The fund and its UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

   If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

   However, the Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

   The Fund requires signature guarantees for certain types of documents, including.

   .  Written requests for redemption;

   . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

   .  On all stock certificates tendered for redemption.

   The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

   The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

   Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

   The Fund may suspend redemption privileges or postpone the date of payment:

   .  When the NYSE and custodian bank are closed

   .  Trading on the NYSE is restricted.

   . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets.

   .  For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
-------------------------------------------------------------------------------

   The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

   Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
-------------------------------------------------------------------------------

   Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

   A portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The SEC has adopted rules that require mutual funds to present performance quotations in a standard manner. Mutual funds can present non-standard performance quotations only if they also provide certain standardized performance information that they have computed according to the requirements of the SEC. Current yield and average annual compounded total return information are calculated using the method of computing performance mandated by the SEC.

   The performance is calculated separately for each Class of a portfolio. Dividends paid by a portfolio with respect to each Class will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
-------------------------------------------------------------------------------

   Total return is the change in value of an investment in the portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

   The fund calculates the average annual total return of a portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

   The fund calculates these figures according to the following formula:

       P (1 + T)n = ERV

       Where:
       P   =   a hypothetical initial payment of $1,000
       T   =   average annual total return
       n   =   number of years
       ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

YIELD
-------------------------------------------------------------------------------

   Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

   The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

   Yield is obtained using the following formula:

       Yield = 2[((a-b)/(cd)+1)6-1]

       Where:

       a =  dividends and interest earned during the period

       b =  expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

       d =  the maximum offering price per share on the last day of the period.

COMPARISONS
-------------------------------------------------------------------------------

   The portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

   To help investors better evaluate how an investment in the portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance. In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.

Financial Statements

   The following documents are included in 1998 Annual Report the Analytic
   Funds:

   .  Financial statements for the fiscal year ended December 31, 1998.

   .  Financial highlights for the respective periods presented

   . The report of PricewaterhouseCoopers LLP, which is as of and for the year ended December 31, 1998.

   The following documents are included in the 1999 Semi-Annual Report of the Analytic Funds:

   .  Financial Statements for the Six Months Ended June 30, 1999 (unaudited)

   .  Financial Highlights for the respective periods presented.

   Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Analytic Funds Annual Reports are incorporated by reference herein. Shareholders may get copies of these reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

                                III:  Glossary












                                     III-I

   1933 Act means the Securities Act of 1933, as amended.

   1934 Act means the Securities Exchange Act of 1934, as amended.

   1940 Act means the Investment Company Act of 1940, as amended.

   Adviser means the investment adviser of the portfolio.

   All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

   Board member refers to a single member of the Fund's Board.

   Board refers to the Fund's Board of Directors as a group.

   SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

   Fund refers to UAM Fund, Inc. II.

   Governing Board, see Board.

   NAV is the net asset value per share of a portfolio. You can find information on how the fund calculates this number under "Purchase, Redemption and Pricing of Shares."

   NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

   Portfolio refers to a single series of the Fund, while portfolios refer to all of the series of the Fund.

   SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

   UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

   UAM is United Asset Management Corporation.

   UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

   UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

   UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.


                                     III-2

            IV: Appendix A -- Description of Securities and Ratings

Moody's Investors Service, Inc.


PREFERRED STOCK RATINGS
--------------------------------------------------------------------------------

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c         This is the lowest rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY
--------------------------------------------------------------------------------

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY
--------------------------------------------------------------------------------

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  .   High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  .   Broad leading market positions in well-established industries.

  . margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services


PREFERRED STOCK RATINGS
--------------------------------------------------------------------------------

     AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B, CCC     Preferred stock rated BB, B, and CCC are regarded, on
                    balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

     C              A preferred stock rated C is a nonpaying issue.

     D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Plus (+) or    To provide more detailed indications of preferred stock
     minus (-)      quality, ratings from AA to CCC may be modified by the
                    addition of a plus or minus sign to show relative standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS
--------------------------------------------------------------------------------

   Issue credit ratings are based, in varying degrees, on the following considerations:

   Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

   Nature of and provisions of the obligation;

   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

   Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated CC is currently highly vulnerable to nonpayment.

     C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS
--------------------------------------------------------------------------------

   Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Duff & Phelps Credit Rating Co.


LONG-TERM DEBT AND PREFERRED STOCK
--------------------------------------------------------------------------------

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable

     BBB-         variability in risk during economic cycles.

     BB+/BB/BB-   Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

     DP           Preferred stock with dividend arrearages.

SHORT-TERM DEBT
--------------------------------------------------------------------------------

High Grade

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Default

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

Fitch IBCA Ratings


INTERNATIONAL LONG-TERM CREDIT RATINGS
--------------------------------------------------------------------------------

Investment Grade

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     B Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D           Default. Denotes actual or imminent payment default.

Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                         V:  Appendix B - Comparisons

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

  Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

  Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

  New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

  Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

  Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

  Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

  Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

  Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

  Russell 3000 Index - composed of the 3,000 largest U.S. publicly traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

  Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Standard & Poor's 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

  Standard & Poor's Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

  Standard & Poor's 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

  Standard & Poor's Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

  Standard & Poor's Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line -- composed of over 1,600 stocks in the Value Line Investment
  Survey.

  Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                        VI:  Portfolio Management Teams

  Listed below are the investment professionals of the adviser that form the teams primarily responsible for the day-to-day management of the funds and a brief biographical description of each member.

  Manager                                         Experience
  -----------------------------------------------------------------------------------------------------------------------------
  Harindra de Silva      Employment
                         ----------
                         4/98 to present          Analytic Investors, Inc., President
                         10/96 to 4/98            Analytic Investors, Inc., Managing Director
                         5/95 to 10/96            Analytic Investors, Inc., Director of Research
                         10/97 to 4/98            Analytic/TSA Investors, Inc., Managing Director
                         1/99 to present          Analytic US Market Neutral, Ltd., Director
                         4/97 to a/98             Analytic Optioned Equity Fund, President
                         4/86 to 3/98             Analysis Group (Economic Management Consultant), Principal
                         5/93 to 3/98             AG Risk Management (Investment Management Consultant), President
                                                  Analytic Series Fund,  President
                         Education
                         ---------
                                                  Ph.D. in Finance from the University of California, Irvine
                                                  MBA in Finance and an MS in Economic Forecasting from the University of
                                                    Rochester
                                                  BS in Mechanical Engineering from the University of Manchester Institute of Science and Technology
                         Other
                         -----
                                                  Chartered Financial Analyst
                                                  Member of Association for Investment Management and Research
                                                  Member of the American Finance Association
                                                  Member of the International Association of Financial Analysts
  -----------------------------------------------------------------------------------------------------------------------------
  Dennis M. Bein         Employment
                         ----------
                         1999 to present          Analytic Investors, Inc., Portfolio Manager
                         1990 to 1998             Analysis Group, Inc. (Economic Management Consultant), Senior Associate

                         Education
                         ---------
                                                  MBA from the Anderson Graduate School of Management at the University
                                                    of California, Riverside
                                                  Undergraduate studies in Business Administration from the Anderson
                                                    Graduate School of Management at the University of California, Riverside
                         Other
                         -----
                                                  Chartered Financial Analyst
                                                  Member of Association for Investment Management and Research
                                                  Member of the Institute of Chartered Financial Analysts
                                                  Member of the Los Angeles Society of Financial Analysts
  -----------------------------------------------------------------------------------------------------------------------------
  Greg McMurran          Employment
                         ----------
                         1/98 to present          Analytic Investors, Inc., Chief Investment Officer
                         2/96 to 1/98             Analytic Investors, Inc., Director and Portfolio Manager
                         10/97 to present         Analytic/TSA Investors, Inc., Chief Investment Officer
                         10/76 to 2/96            Analytic Investment Management, Senior Vice President and Senior
                                                    Portfolio Manager
                         Education
                         ---------
                                                  MA in Economics at California State University, Fullerton
                                                  BS in Economics from the University of California, Irvine
  -----------------------------------------------------------------------------------------------------------------------------
  Bob Bannon             Employment
                         ----------
                         10/96 to present         Analytic Investors, Inc., Managing Director
                         2/96 to 10/96            Analytic Investors, Inc., Director of Research
                         10/97 to present         Analytic/TSA Investors, Inc., Managing Director
                         2/95 to 1/96             The Anderson Graduate School of Management at the University of
                         5/92 to 4/95               California, UCLA, Researcher
                                                  Institute for Policy Reform, Project Manager
                         Education
                         ---------
                                                  Ph.D. in Finance and International Economics from the Anderson
                                                    Graduate School of Management at the University of California, UCLA
  -----------------------------------------------------------------------------------------------------------------------------
                                                  MBA in Finance from Dartmouth College
                                                  BS in Economic/Mathematics from the University of Wyoming

  Manager                                              Experience
  -----------------------------------------------------------------------------------------------------------------------------
  Scott Barker                Employment
                              ----------
                              1995 to present          Analytic Investors, Inc., Portfolio Manager
                              1993 to 1998             Analysis Group, Inc. (Economic Management Consultant), Research Analyst

                              Education
                              ---------
                                                       BA in Physics from Pomona College
  -----------------------------------------------------------------------------------------------------------------------------
  Robert Murdock, Ph.D.       Employment
                              ----------
                              11/97 to present         Analytic Investors, Inc., Portfolio Manager
                              11/97 to present         Analytic/TSA Investors, Inc., Portfolio Manager
                              9/91 to 7/97             TSA Capital Management (Investment Advisor), Senior Vice President
                              9/89 to 8/91               and Senior Investment Strategist
                                                       I.D.E.A., Inc. (Fixed Income Strategy Advisor), Senior Bond Strategist
                              Education
                              ---------
                                                       MA in Economics  from the University of California at Los Angeles
                                                       BA in Economics from Villanova University
                              Other
                              -----
                                                       Chartered Financial Analyst
                                                       Member of Association for Investment Management and Research
                                                       Member of the Los Angeles Society of Financial Analysts
  -----------------------------------------------------------------------------------------------------------------------------
  Douglas Savarese            Employment
                              ----------
                              8/96 to present          Analytic Investors, Inc., Portfolio Manager
                              8/96 to present          Analytic/TSA Investors, Inc., Portfolio Manager
                              11/97 to 10/98           Analysis Group (Economic Management Consultant), Senior Associate

                              Education
                              ---------
                                                       BA in Mathematics and Business Studies from the Richard Stockton College

                                    PART C
                              UAM FUNDS, INC. II
                               OTHER INFORMATION
ITEM 23. EXHIBITS

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: PRE 2 = Pre-Effective Amendment No. 2 filed on April 17, 1998; PEA 7 = Post-Effective Amendment No. 7 filed on April 7, 1999; Post-Effective Amendment No. 8 filed on June 30, 1999.

Exhibit                                                                                                Incorporated by
-------                                                                                                Reference to (Location):
                                                                                                       ------------------------
A. 1.      Articles of Amendment and Reinstatement dated April 9, 1998                                 PRE 2
   2.      Articles of Amendment to Articles of Incorporation filed April 7, 1999                      PEA 8
   3.      Certificate of Change of Registered Agent and Address of UAM Funds, Inc. II filed           PEA 8
           April 7, 1999
   4.      Articles Supplementary dated April 9, 1998                                                  PRE 2
   5.      Articles Supplementary filed April 7, 1999                                                  PEA 7

B.         Amended and Restated By-Laws dated April 6, 1999                                            PEA 8

C.         The rights of security holders are defined in the Registrant's Articles of Amendments       PRE 2
           and Restatement and in the Registrant's By-Laws.

D. 1.      Investment Advisory Agreement For Analytic Defensive Equity Fund dated April 6, 1999        PEA 8
   2.      Investment Advisory Agreement For Analytic Enhanced Equity Fund dated April 6, 1999         PEA 8
   3.      Investment Advisory Agreement For Analytic Master Fixed Income Fund dated April 6, 1999     PEA 8
   4.      Investment Advisory Agreement For Analytic Short-Term Government Fund dated April 6,        PEA 8
           1999
   5.      Investment Advisory Agreement For Analytic International Fund dated September 15, 1999      Filed herewith

E.         Forms of Selling Dealer Agreements                                                          PEA 8

F.         Distribution Agreement between Registrant and UAM Fund Distributors, Inc. dated as of       PEA 8
           April 6, 1999

G.         Fund Administration Agreement between Registrant and UAM Fund Services, Inc. dated as       PEA 8
           of April 6, 1999

H.         Mutual Fund Services Agreement between UAM Fund Services, Inc. and SEI Mutual Funds         PEA 8
           Services dated April 7, 1999

I.         Bonus or Profit Sharing Contracts                                                           Not applicable

J. 1 .     Custodian Agreement between Registrant and CoreStates Bank, N.A. dated as of April 1,       PRE 2
           1998
   2.      Rule 17f-5 Amendment to Custodian Agreement between Registrant and First Union              Filed herewith
           National Bank dated as of August 19, 1999

K.         Opinion and Consent of Counsel                                                              Filed herewith

L. 1.      Consent of PricewaterhouseCoopers, LLP                                                      Filed herewith
   2.      Consent of Deloitte & Touche, LLP                                                           Filed herewith

M.         Other Financial Statements                                                               Not applicable

N.         Stock Subscription Agreement between the Registrant and Pilgrim Baxter & Associates,     PRE 2
           Ltd.

O.         Rule 12b-1 Plan                                                                          Not applicable

P.         Financial Data Schedule                                                                  Filed herewith

Q.         Rule 18f-3 Plan                                                                          Not applicable

R.         Powers of Attorney                                                                       PEA 7

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 25.  INDEMNIFICATION

Reference is made to Article SIXTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement, and as Exhibit No. A to PRE #2. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of UAM Fund Services, Inc. are contained in
Section 6 of its Fund Administration Agreement with the Registrant.

Provisions for indemnification of the Registrant's investment advisers are contained in Section 7 of their respective Investment Advisory Agreements with the Registrant.

Provisions for indemnification of Registrant's principal underwriter, UAM Fund Distributors, Inc., are contained in Section 15 of its Distribution Agreement with the Registrant.

Provisions for indemnification of Registrant's custodian, First Union National Bank, N.A. (formerly CoreState Bank N.A.) are contained in Section 14 of its Fund Global Custody Agreement with the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the caption "Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of other investment adviser of the Registrant is incorporated by reference to the Form ADV filed by Analytic Investors, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, under the file number 801-7082.

Analytic Investors, Inc. is an affiliate of United Asset Management Corporation ("UAM"), a Delaware corporation owning firms engaged primarily in institutional investment management.

ITEM 27.  PRINCIPAL UNDERWRITERS

UAM Fund Distributors, Inc. ("UAMFDI") acts as sole distributor of the registrant's shares.

The information required with respect to each director and officer of UAMFDI is incorporated by reference to Schedule A of Form BD filed pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a) First Union National Bank (successor to CoreStates Bank, N.A.) 530 Walnut Street
     Philadelphia, PA 19106

(b) SEI Investments Mutual Funds Services (formerly SEI Fund Resources) One Freedom Valley Road
     Oaks, PA 19456

(c)  UAM Fund Services, Inc.
     211 Congress Street, 4th Floor
     Boston, Massachusetts 02110

(d)  UAM Shareholder Services Center, Inc.
     825 Duportail Road
     Wayne, PA 19087

(e)  DST Systems, Inc.
     210 West 10th Street
     Kansas City, Missouri 64105

ITEM 29.  MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKINGS

Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 22/nd/ day of September, 1999.

                                        UAM FUNDS, INC. II

                                        /s/ Michael E. DeFao, Esq.
                                        Michael E. DeFao, Esq.
                                        Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 22/nd/ day of September, 1999:


               *
___________________________________
Norton H. Reamer, Chairman and
  President

               *
___________________________________
John T. Bennett, Jr., Director


               *
___________________________________
Nancy J. Dunn, Director


               *
___________________________________
Philip D. English, Director


               *
___________________________________
William A. Humenuk, Director


               *
___________________________________
James P. Pappas, Director


               *
___________________________________
Peter M. Whitman, Jr., Director


/s/ Gary L. French
Gary L. French, Treasurer

/s/ Michael E. DeFao, Esq.
* Michael E. DeFao, Esq.
(Attorney-in-Fact)

                                   EXHIBITS


Exhibit        Description
-------        -----------

   D.5. Investment Advisory Agreement For Analytic International Fund dated September 15, 1999

   J.2. Rule 17f-5 Amendment to Custodian Agreement between Registrant and First Union National Bank dated as of August 19, 1999

     K.        Opinion and Consent of Counsel

   L.1.        Consent of PricewaterhouseCoopers, LLP

   L.2.        Consent of Deloitte & Touche, LLP

     P.        Financial Data Schedule